33-14905

Filed with the Securities and Exchange Commission

December 28, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

Pre-Effective Amendment No.           [   ]

Post-Effective Amendment No. 107  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]

Amendment No. 114                        [X]

(Check appropriate box or boxes)

THORNBURG INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, NM 87506

(Address of Principal Executive Offices)    (Zip Code)

Registrant’s Telephone Number, including Area Code

(505) 984-0200

Garrett Thornburg

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering December 30, 2016

It is proposed that this filing will become effective (check appropriate box):

[  ]  Immediately upon filing pursuant to paragraph (b)

[x]  On December 30, 2016 pursuant to paragraph (b)

[  ]  60 days after filing pursuant to paragraph (a)

[  ]  On [date] pursuant to paragraph (a)(1)

[  ]  75 days after filing pursuant to paragraph (a)(2)

[  ]  On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[x]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thornburg Long/Short Equity Fund
DECEMBER 30, 2016	PROSPECTUS

    Thornburg Long/Short Equity Fund

    (“Long/Short Equity Fund”)

    Class I: THLSX

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

T  H  O  R  N  B  U  R  G      I  N  V  E  S  T  M  E  N  T     T  R  U  S  T

Long/Short Equity Fund

3	Fund Summary
Investment Goal
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Past Performance of the Fund
Management
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries

8	Additional Information About Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

15	Opening Your Account – Buying Fund Shares
Buying Class I Shares
Selling Fund Shares

18	Investor Services

19	Transaction Details

22	Dividends and Distributions

23	Taxes

23	Organization of the Fund

23	Investment Advisor

2

FUND SUMMARY

Long/Short Equity Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.00%
Investment-Related Expenses (1)
Dividend Expenses on Short Sales	0.90%
Borrowing Costs on Short Sales and Interest Expenses	0.34%
Other Expenses (2)	0.52%

Total Annual Fund Operating Expenses	3.01%
Fee Waiver/Expense Reimbursement(3)	(0.27)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.74%

(1)	Investment-related expenses shown in the table reflect an estimate of the expenses the Fund will incur to sell securities short and interest expense on borrowed funds. These expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund’s investment advisor.

(2)	Estimated for the current fiscal year, before applicable expense reimbursements.

(3)	Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses do not exceed 1.50%, not including acquired fund fees and expenses, expenses relating to the Fund’s short sales, and interest expenses. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2018, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date. Thornburg and TSC retain the ability to be repaid by the Fund for fee waivers and expense reimbursements during a fiscal year if Fund expenses fall below the relevant percentage threshold before the end of that fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years
Class I Shares	$277	$905

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions the Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. The Fund may invest in any stock or other equity security which the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, partnership interests, equity trusts, and shares in exchange traded funds. The Fund may invest in companies of any size. The Fund’s portfolio may include investments in United States issuers and the securities of issuers domiciled outside the United States, including developing countries. The relative proportions of the Fund’s U.S. and foreign investments will vary over time depending upon Thornburg’s view of specific investment opportunities and macroeconomic factors, though under normal market conditions a significant portion of the Fund’s assets will be invested in U.S. issuers.

A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution.

3

LONG/SHORT EQUITY FUND

Allocating the Fund’s portfolio among long and short positions is intended to permit the Fund to pursue its investment objective of long-term capital appreciation over a complete market cycle with lower volatility relative to broad equity indices. While the Fund normally expects to invest a larger portion of its portfolio in long positions then short positions, the Fund expects to invest a significant portion of its assets in short positions.

Investment decisions are based on individual issuer and industry analysis, and on consideration of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for securities. The Fund generally takes long positions in investments that Thornburg believes will grow and are trading at a discount to their long-term value. The Fund typically categorizes its long equity positions in the following three categories:

Growth Industry Leaders: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Growers: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies often have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth Companies: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. Thornburg expects that companies in this category should generate high returns over time, but with higher volatility.

The Fund generally takes short positions in investments that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. The Fund generally takes short positions in individual companies, though the Fund may also take short positions in exchange-traded funds. The Fund typically categorizes its short equity positions in the following three categories:

Cycle Victims: Cyclical companies that Thornburg believes to be facing deteriorating industry dynamics or risks specific to the company or industry, and that are also perceived by Thornburg to be overvalued.

Stumbling Stalwarts: Companies that used to exhibit steady earnings or revenue growth, and which may appear under-valued, but which Thornburg expects to decline due to technological changes, weakening business economics, or other factors.

Falling Stars: Fast growing companies with premium valuations that Thornburg expects to decline because of approaching market saturation, increasing competition, or other factors.

The Fund may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements to the extent Thornburg believes such investments may assist the Fund in pursuing its investment goal.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund may invest a greater proportion of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors,

4

LONG/SHORT EQUITY FUND

including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts a significant percentage of its business in developing countries.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Short Sale Risk – A short sale involves the sale by the Fund of a security that the Fund has borrowed, but does not own, in anticipation of purchasing that same security at a lower price in the future in order to close the short position. If the value of the borrowed security increases between the date the Fund enters into the short sale and the date that the Fund buys that security to cover its short position, the Fund may experience a loss.

Diversification Risk – The Fund is a non-diversified investment company, which means that it may invest a greater proportion of its assets in the securities of a limited number of issuers. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund’s share price to decline to a greater degree.

Derivatives Risk – The Fund’s investments in options, futures contracts, options on futures contracts, swap agreements, and other derivatives involve the risks associated with the securities or other assets underlying those derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the market-place or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 8 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results vary from year to year. The performance information shown below is for a non-public fund that commenced investment operations on February 1, 2008 and that was reorganized into the Fund effective December 30, 2016 (the “Predecessor Fund”). Thornburg served as investment advisor of the Predecessor Fund and the Fund’s portfolio manager was one of the persons jointly and primarily responsible for management of the Predecessor Fund from its inception until 2012, and was the sole portfolio manager of the Predecessor Fund from 2012 until its

5

LONG/SHORT EQUITY FUND

reorganization into the Fund. The Predecessor Fund’s investment policies and restrictions were in all material respects equivalent to those of the Fund, except that the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) and was not, therefore, subject to certain investment restrictions, diversification requirements, and other restrictions imposed by the 1940 Act or the Internal Revenue Code of 1986 (the “Code”). If those restrictions of the 1940 Act and the Code had been applicable to the Predecessor Fund, the Predecessor Fund’s performance may have been adversely affected.

The bar chart shows how the annual total returns for the Predecessor Fund have been different in each full year shown. The average annual total return figures compare the Predecessor Fund’s performance to the S&P 500 Index, which represents a broad measure of equity market performance. The returns shown below for the Predecessor Fund have not been restated to reflect the fees and expenses applicable to the Fund, and would have been higher had such an adjustment been made. The returns shown below also do not include the returns attributable to Thornburg as the Predecessor Fund’s general partner, and would have been higher had those returns been included.

The performance information shown below is as of the calendar year ended December 31, 2015. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class I Shares

Highest quarterly results for time period shown: 21.38%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -6.63%

(quarter ended 9-30-15).

Average Annual Total Returns (periods ended 12-31-15)

Class I Shares	1 Year	5 Years	Since Inception (2-1-08)
Return Before Taxes	2.26%	9.28%	7.08%
S&P 500 Index	1.38%	12.57%	7.42%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Connor Browne, cfa, a managing director of Thornburg, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Minimum Initial Purchase

$2,500,000 for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.

$100,000 for financial intermediaries purchasing for accounts of others within a fee-based advisory program.

$2,500 for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Minimum Subsequent Purchases

$100 (unless purchasing through a financial intermediary that specifies a different minimum amount).

Redemptions

You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 23 of the Prospectus.

6

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

Additional Information About Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

A summary of the Fund’s principal investment strategies and principal investment risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that the Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy of the Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that the Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about the Fund’s investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Fund’s policies and procedures with respect to the disclosure of Fund portfolio investments.

FUND INVESTMENT GOAL: The investment goal for the Fund is stated above in the Fund Summary. The investment goal stated in the Fund Summary is a fundamental policy of the Fund, and may not be changed without the approval of the Fund’s shareholders. The Fund may not achieve its investment goal.

PRINCIPAL INVESTMENT STRATEGIES: A “principal investment strategy” of the Fund is a strategy which the Fund’s investment advisor (“Thornburg”) anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of the Fund if it will not represent more than ten percent of the Fund’s assets. Those strategies which are currently considered to be principal investment strategies of the Fund are identified under the caption “Principal Investment Strategies” relating to the Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of the Fund will vary over time, depending on various factors. Over time, the Fund will invest different proportions of its assets in the investments it is permitted to purchase, and the Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

SHORT SALES: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss.

GENERAL RISKS OF SHORT SALES: Short sales may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

INVESTING IN STOCKS AND OTHER EQUITY SECURITIES: Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts and American Depositary Shares (“ADRs” and “ADSs”), partnership interests, equity trusts, shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

GENERAL RISKS OF EQUITY SECURITIES:

Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could

8

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Fund may invest. When equity securities held in long positions by the Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, the Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investments in IPOs on the performance of the Fund may decline.

MARKET AND ECONOMIC RISKS AFFECTING EQUITY SECURITIES: Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which the Fund has invested, even if the businesses of those companies are not adversely affected. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. Many market participants also anticipate that the U.S. Federal Reserve will in the near future make additional increases to its policy rate, the overnight Federal Funds rate. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from the Fund, or other consequences which may negatively affect global financial markets and the value of the Fund’s investments.

RISKS AFFECTING SPECIFIC COMPANIES:

Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected.

Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held in long positions by the Fund, and in some instances, a company in which the Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

RISKS OF INVESTING IN SMALL AND MID-CAP COMPANIES: Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies.

RISKS OF INVESTING IN REAL ESTATE

INVESTMENT TRUSTS (“REITS”): Real estate investment trusts are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of the Fund’s investments in a REIT may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to a REIT issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the “1940 Act”).

LIMITED NUMBER OF PORTFOLIO HOLDINGS:

The Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent the Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

9

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

INVESTING IN DEBT SECURITIES: Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Values of debt obligations held by the Fund change daily, depending upon various factors, including interest rates, credit quality and factors affecting specific issuers, and general market and economic conditions. There are a wide variety of debt obligations available for investment. Specific types of debt obligation, and the principal risks associated with investment in those types of obligation, are summarized below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “ Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” and “Investing in Structured Finance Arrangements.”

GENERAL RISKS OF INVESTING IN DEBT OBLIGATIONS: Debt obligations are subject to a range of risks that may adversely affect the value of debt obligations held by the Fund, including credit risk, market risks, interest rate risks and prepayment risks. These risks are summarized below. The Fund’s investment advisor may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific issuers in whose obligations the Fund may invest. When debt obligations held by the Fund go into default or otherwise decline in value, the value of the Fund’s shares declines. Additional risks that may adversely affect specific types of debt obligations are discussed below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” and “Investing in Structured Finance Arrangements.”

CREDIT AND SPECIFIC ISSUER RISKS: Investments in debt obligations are subject to the risk that the issuer of the obligation will become bankrupt or otherwise unable to pay some or all of the amounts due under its debt obligations, or delay paying principal or interest when due. Debt obligations are typically subject to the provisions of bankruptcy, insolvency and other laws that limit or reduce the rights of persons such as the Fund who own debt obligations, preventing or delaying owners of debt obligations from receiving payment of amounts due under the debt obligations, or reducing the amounts they can collect. The credit risk is generally more pronounced for lower-quality debt obligations, and generally less pronounced for investment grade obligations. Debt obligations of smaller corporate or public issuers may be subject to greater credit risk, and obligations of foreign issuers are subject to the additional risks affecting foreign investments, described below under the caption “Investing in Foreign Equity Securities and Debt Obligations.” Debt obligations are often rated as to credit quality by one or more ratings agencies, and if a debt obligation’s rating is reduced it may decline in value.

INTEREST RATE RISK AFFECTING DEBT OBLIGATIONS: The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations may decrease. Prices of intermediate or longer-term debt obligations are relatively more sensitive to changing interest rates than shorter-term debt obligations, and increases in interest rates generally will have more adverse effect on the Fund’s share value when it holds intermediate or longer maturity obligations.

PREPAYMENT RISK AFFECTING CERTAIN DEBT OBLIGATIONS: Some debt obligations permit the issuer to pay the debt before final maturity. The rate at which issuers repay those debts before final maturity may be affected by changes in market interest rates. When market interest rates decline, the issuers of certain debt obligations may repay those obligations more quickly than anticipated in order to replace those obligations with obligations that bear the lower prevailing rates. In that event, the Fund may have to reinvest the proceeds of those repayments in obligations which bear the lower prevailing rates, resulting in a lower yield to the Fund. Conversely, when market interest rates increase, the issuers of certain debt obligations may repay those obligations more slowly than anticipated. In that event, Fund assets would remain invested in those obligations, and the Fund may be unable to invest to the same extent in obligations which bear the higher prevailing rates.

MARKET, ECONOMIC, AND LIQUIDITY RISKS AFFECTING DEBT OBLIGATIONS: In addition to other conditions that may adversely affect the value of debt obligations, general economic and market conditions may reduce the value of debt obligations held by the Fund, even if the issuers of those obligations remain financially sound or otherwise able to pay their obligations when due. Similarly, adverse conditions in the markets in which debt obligations are traded may reduce the liquidity of debt obligations held by the Fund, making it difficult to sell those obligations (and therefore reducing the values of those obligations), and reducing the ability of the Fund to obtain reliable prices for

10

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

debt obligations they hold. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. Many market participants also anticipate that the U.S. Federal Reserve will in the near future make additional increases to its policy rate, the overnight Federal Funds rate. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from the Fund, or other consequences which may negatively affect global financial markets and the value of the Fund’s investments.

RISKS AFFECTING LOWER QUALITY DEBT

SECURITIES: A debt obligation’s credit rating reflects the expected ability of the obligation’s issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody’s Investors Service (“Moody’s”), Fitch Investors Service (“Fitch”) and Standard & Poor’s Corporation (“S&P”). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody’s, Fitch, or S&P are considered “investment grade” obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from “extremely strong” to “adequate.” The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as “high-yield” securities or “junk” bonds, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation’s rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer’s current financial condition may be better or worse than a rating indicates.

ADDITIONAL RISKS AFFECTING CONVERTIBLE DEBT OBLIGATIONS: Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

ADDITIONAL RISKS AFFECTING ZERO COUPON BONDS AND STRIPPED SECURITIES:

Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or “coupon” payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A “stripped” security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an “income only” or “I/O” security) or the separate principal component of the debt obligation (commonly referred to as a “principal only” or “P/O” security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. The Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

INVESTING IN FOREIGN EQUITY SECURITIES AND DEBT OBLIGATIONS: Investments in foreign equity securities, debt obligations and other investment instruments are subject to the same risks that affect investments in equity securities and debt obligations in the United

11

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

States. Additionally, foreign investments are subject to other risks which are summarized below.

GENERAL RISKS AFFECTING FOREIGN INVESTMENTS: Foreign investments are subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity and debt markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

FOREIGN CURRENCY RISKS: Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. The investment advisor may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to the Fund. Furthermore, any hedging strategy that the advisor pursues, such as the use of currency forward contracts, may involve additional risks. See “INVESTING WITH DERIVATIVES,” below.

DEVELOPING COUNTRY RISKS: Foreign investment risks may be more pronounced in developing countries. The economies of developing countries may be less diversified and dependent on one or a few industries, or may be dependent to a greater degree on exports of commodities or manufactured goods. For example, an economy that is dependent upon exports of commodities such as minerals or agricultural products may present increased risks of nationalization or other government interference, unavailability of capital or other resources, price volatility caused by fluctuating demand and competition from other producers of the commodities or substitute commodities. Developing countries often have less developed government institutions and legal systems, limited transportation and communications infrastructure, limited health and social resources, and are located in regions that are less politically stable and in some locations may be more subject to unusual weather and other natural conditions. Consequently, business operations in those countries may be more vulnerable to corruption and crime, weak or inconsistent regulatory agencies and procedures, transportation and communications delays and disruptions, natural disasters and health and environmental conditions, more limited access to materials and resources and regional political and military events. Investments in developing countries may be particularly vulnerable to fluctuations in market valuations because of the small size of some issuers and the limited size and illiquidity of investments and some markets on which investments are traded, manipulation or speculation in these markets, and inefficiencies in local markets and exchanges. Other risks having pronounced significance to investments in developing countries include local limitations on ownership by foreign persons, less developed legal protections for investors and the custodians and depositories through which the Fund holds investments in foreign countries, unreliable or limited information about issuers or economic conditions, restrictions on foreign ownership or repatriation of earnings, delays in conducting purchases or sales of investments, high inflation rates, changes in exchange rates and controls, higher costs or limitations on converting foreign currencies, higher national debt levels, and abrupt changes in governmental monetary and fiscal policies.

RISKS OF DEBT ISSUED BY FOREIGN GOVERNMENTS: Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and “supra-national” entities such as the International Bank for Reconstruction and Development (commonly called the “World Bank”). The Fund’s investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for the Fund’s investments in debt obligations issued by developing countries.

12

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

INVESTING IN U.S. GOVERNMENT OBLIGATIONS: United States government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. government. U.S. government obligations also may include the obligations of agencies or instrumentalities which are often referred to as “agency obligations.”

GENERAL RISKS OF INVESTING IN U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations are subject to the same risks affecting other debt obligations. Although securities backed by the full faith credit of the U.S. government are commonly regarded as having a small risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Further, obligations that are backed by the full faith and credit of the U.S. government remain subject to the other general risks applicable to debt obligations, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. Additional information about risks of U.S. government obligations that are not full faith and credit obligations is summarized below.

RISKS OF INVESTING IN AGENCY OBLIGATIONS: U.S. government obligations also include obligations of U.S. government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as “agency obligations.” Some agency obligations are backed by the full faith and credit of the U.S. government, but other agency obligations have no specific backing or only limited support from the agency’s authority to borrow from the U.S. government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies – particularly those with limited credit support or no legally required support from the U.S. government – could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. government placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship overseen by the Federal Housing Finance Agency. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the Treasury’s purchase of their stock and Federal Reserve loans, and the Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee.

INVESTING IN MORTGAGE-BACKED SECURITIES, PARTICIPATION INTERESTS AND OTHER MORTGAGE-RELATED INVESTMENTS:

Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called “subprime” mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association (“Ginnie Mae”), Fannie Mae or Freddie Mac) or by private issuers. Mortgage-backed securities issued by agencies of the U.S. government may or may not be backed by the full faith and credit of the U.S. government. See “Risks of Investing in Agency Obligations,” above.

RISKS AFFECTING MORTGAGE-BACKED SECURITIES: Mortgage-backed securities are debt obligations, and are subject to the risks that affect debt obligations generally and which may adversely affect the value of mortgage-backed securities held by the Fund, including credit risk, interest rate risk, market and liquidity risks, prepayment risk and management risk. Because mortgage-backed securities represent interests in underlying mortgages, mortgage-backed securities are subject to the risks associated with those underlying mortgages, including delays or defaults in payments on those mortgages. Those securities with limited credit support or no legally required support from the U.S. government could default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting “Investing in U.S. Government Obligations.” Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. The market

13

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

value and expected yield of mortgage-backed securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages’ scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund’s yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and the Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security’s effective maturity or duration, a slower prepayment rate on the underlying mortgages may increase the volatility of the security’s price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See “Investing in Structured Finance Arrangements,” below, for further discussion of these instruments.

INVESTING IN OTHER ASSET-BACKED SECURITIES: Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans or credit card receivables. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities.

RISKS OF OTHER ASSET-BACKED SECURITIES:

As with mortgage-backed securities, asset-backed securities are subject to the risks affecting debt obligations generally and which may adversely affect the value of asset-backed securities held by the Fund, including credit risk, interest rate risk, market and liquidity risks, prepayment risk and management risk. These securities are subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans.

INVESTING IN STRUCTURED FINANCE

ARRANGEMENTS: Structured finance arrangements include investments such as asset-backed securities, collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Interests in structured finance arrangements are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. government insured mortgage-backed securities (such as Ginnie Mae certificates) or other mortgage loans that are not backed by the U.S. government, CBOs are backed by a pool of fixed income obligations (which may include debt obligations that are rated below investment grade), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called “subprime” mortgages.

Structured finance arrangements are typically issued in multiple “tranches,” each of which represents a portion or “slice” of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a “junior” tranche until all other, more “senior” tranches are paid in full for that period. The most junior tranche is commonly referred to as the “residual” or “equity” interest.

RISKS OF STRUCTURED FINANCE ARRANGEMENTS: An investment in a structured finance arrangement entails the same risks associated with an investment in the underlying debt obligations, including credit risk, interest-rate risk, market and liquidity risks, prepayment risk, and management risk. Additionally, an investment in this type of arrangement entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make distribution payments, default or otherwise perform poorly. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured finance arrangements may also be less liquid than for other debt obligations, including other types of asset-backed securities, making it difficult for the Fund to value its investment or sell the investment in a timely manner or at an acceptable price. Finally, certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding the assets directly, which may entail additional risks (see “Investing with Derivatives,” below).

14

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

INVESTING WITH DERIVATIVES: Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). The Fund may invest in the types of derivative instruments identified above if such investments are consistent with the Fund’s investment limitations, and if Thornburg believes that such investments may assist the Fund in pursuing its investment goals. See the Statement of Additional Information for additional detail respecting the various derivative instruments that the Fund may utilize.

RISKS OF INVESTING WITH DERIVATIVES: The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by the Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for the Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

INVESTING IN OTHER INVESTMENT COMPANIES: Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, the Fund may invest from time to time in shares of other investment companies, including other mutual funds, closed-end funds, business development companies, and exchange traded funds. Shares in another investment company which are held by the Fund would be subject to the same risks that affect the underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, if the Fund invests in another investment company it will indirectly bear the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

The Fund also may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but if the Fund invests in the Capital Management Fund it would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

TEMPORARY INVESTMENTS: The Fund may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. The Fund typically holds these securities under normal conditions pending investment of idle funds or to provide liquidity. The Fund also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce the Fund’s ability to attain its investment goal.

Opening Your Account – Buying Fund Shares

To open an account to purchase Class I shares of the Fund, complete and sign an account application and give it, along with your check, to your financial intermediary. If there is no application accompanying this Prospectus, please call
1-800-847-0200.

You may add to an existing account by mail, wire, or through your financial intermediary. Add to your account by mailing a check made payable to your Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial intermediary by telephoning your intermediary. You may also add to an existing account through the Fund’s Automatic Investment Plan. See “Investor Services - Automatic Investment Plan,” below, or telephone us at 1-800-847-0200.

For a discussion of the investment minimums applicable to initial and subsequent purchases of Class I shares, see “Purchase and Sale of Fund Shares” on page 6 of this Prospectus. These minimums may be waived under certain circumstances. We also require you to maintain a certain

15

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

minimum dollar amount of shares in any open account. See “Selling Fund Shares” below for more detail.

Shares of the Fund are generally only available for purchase by U.S. citizens who reside in the U.S. or its territories or have a U.S. military or diplomatic address, and by resident aliens who reside in the U.S. or its territories or have a U.S. military or diplomatic address and who provide a valid U.S. social security number or U.S. taxpayer identification number.

Please see “Transaction Details” below for more detail on the process for purchasing Fund shares.

Financial intermediaries who sell shares of the Fund may receive compensation for selling the Fund’s shares. Shares of the Fund may be purchased through securities dealers, brokers, independent financial advisors and others who have agreements with the Fund’s distributor, Thornburg Securities Corporation (“TSC”), or, under certain circumstances, through TSC in those states where TSC is registered. All orders are subject to acceptance by the Fund, and the Fund and TSC reserve the right to refuse any order in whole or in part.

The Fund may also issue one or more other classes of shares not offered through this Prospectus. Those share classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Fund’s distributor, TSC, at 1-800-847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their financial intermediary who is offering or making available shares of the Fund.

Net Asset Value

When you purchase or redeem shares, the price is based on the net asset value (“NAV”) next determined after receipt of your order in proper form. The net asset value is the value of a share, and is computed for each class of the Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business. See “Transaction Details,” below.

Compensation to Financial Advisors and Others

Securities dealers, brokers, financial advisors, retirement plans, and trust companies (each, a “financial intermediary” and collectively, “financial intermediaries”) may impose charges or fees in connection with selling or holding Fund shares. These amounts may differ depending upon the identity of the financial intermediary, how the investor holds Fund shares, and other factors.

Amounts which could be paid by the Fund in connection with a rule 12b-1 plan are displayed for the Fund under the caption “Fees and Expenses of the Fund.” No such amounts are currently paid by the Fund with respect to Class I shares.

Thornburg and TSC may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries’ marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs. Because a financial intermediary may have a financial incentive to recommend a particular mutual fund to the intermediary’s customers if the intermediary receives payments or other support from that fund’s affiliates, investors who hold their Fund shares through a financial intermediary should consult with that intermediary and carefully review any disclosure by that intermediary respecting the intermediary’s compensation.

The Fund may pay amounts to financial intermediaries to compensate those intermediaries for shareholder support and account maintenance services that the intermediaries provide to their customers who own Fund shares. The Fund may make such payments to the extent the services provided by these financial intermediaries replace services which would otherwise be provided by the Fund’s transfer agent or other persons hired directly by the Fund. The services provided by these financial intermediaries may include account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing, and distribution of Fund prospectuses, shareholder reports and other information. Thornburg also may pay amounts from its own resources to financial intermediaries for those services. In certain circumstances, these amounts will not be paid to financial intermediaries in respect of accounts the value of which has decreased below the applicable account minimum. See “Selling Fund Shares” below for more detail about such minimums.

In addition to the amounts described above, some financial intermediaries may charge their account holders transaction fees, account or “wrap” fees and other amounts, which the investor can learn about by asking the investor’s financial intermediary.

16

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

Buying Class I Shares

Class I shares are sold with no initial sales charge or contingent deferred sales charge at the NAV per share next determined after your purchase order is received in proper form. Class I shares are also subject to a Rule 12b-1 Service Plan, which permits the Fund to pay TSC, or such other persons as TSC may direct, for expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for shareholder and distribution-related services. The maximum annual payment under the plan is 0.25% of the class’s average annual net assets, but TSC has advised that it has no current intention to seek any payment under the plan for Class I shares. Because this fee would be paid out of the class’s assets, payment of the fee on an ongoing basis would increase the costs of your investment and might cost more than paying other types of sales charges.

Class I shares also may be available to purchasers who are determined under procedures established by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to the Fund or TSC, and not involving any expected administrative services exceeding services customarily provided for Class I shares.

Employees, officers, trustees, directors of any Thornburg Fund or Thornburg company, and families and trusts established for the benefit of any of the foregoing, may also purchase Class I shares.

Selling Fund Shares

You can withdraw money from your Fund account at any time by redeeming some or all of your shares, either by selling them back to the Fund or by selling the shares through your financial intermediary (in which latter case, you should consult your financial intermediary for procedures governing redemption through the intermediary’s firm). Your shares will be redeemed by the Fund at the NAV per share next determined after your order is received in proper form. Share price is normally calculated at 4 p.m. Eastern Time.

Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption. The Fund may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Fund to dispose of its securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. The Fund reserves the right to redeem the shares of any shareholder whose shares have a combined net asset value of less than $1,000. No contingent deferred sales charge will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. The Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

To sell shares in an account, you may use any of the following methods:

Written Instructions. Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

•	Your name;

•	The Fund’s name;

•	Fund account number;

•	Dollar amount or number of shares to be redeemed;

•	Medallion signature guarantee stamp, if required (see below for instructions); and

•	Signature (see below for signature instructions).

Signature Requirements

Individual, Joint Tenants, Tenants in Common, Sole Proprietor, or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

UGMA or UTMA. Instructions must be signed by the custodian exactly as the custodian’s name appears on the account.

Trust. Instructions must be signed by the trustee, showing trustee’s capacity. If trustee’s name is not on the account registration, provide a copy of trust document certified within the last 60 days.

Corporation or Association. Instructions must be signed by a person authorized to sign on the account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

IRA or Retirement Account. See IRA instructions or telephone 1-800-847-0200.

17

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

Executor, Administrator, Conservator, or Guardian.

Telephone 1-800-847-0200.

Telephone Redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem your shares by telephoning a Fund Support Representative at 1-800-847-0200. See “Investor Services,” below, or telephone 1-800-847-0200 for more information.

Redeem Through Financial Intermediary. Consult with your financial intermediary. Your financial intermediary may charge a fee.

Systematic Withdrawal Plan. Systematic withdrawal plans let you set up periodic redemptions from your account. The minimum periodic redemption amount under a systematic withdrawal plan is $50. Please telephone a Fund Support Representative at 1-800-847-0200 for more information or to set up a systematic withdrawal plan.

Certain Requests Must Include a Medallion Signature Guarantee. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares;

•	Your account registration has changed within the last 30 days;

•	The check is being mailed to a different address than the one on your account (record address);

•	The check is being made payable to someone other than the account owner;

•	The redemption proceeds are being transferred to a Fund account with a different registration; or

•	The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

Investor Services

Fund Information. Thornburg’s telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern Time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

•	Confirmation statements after every transaction affecting your account;

•	Quarterly account statements; and

•	Financial reports (every six months).

Thornburg’s Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Shareholders should note that certain methods of contacting Thornburg may be unavailable or delayed following a natural disaster, cybersecurity incident, or other force majeure event.

Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for the Fund’s Automatic Investment Plan. Under this plan, shareholders with existing accounts in the Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in the Fund’s shares at periodic intervals. The minimum amount that can be invested in the Fund at each periodic interval is $100, unless a different minimum is specified by the financial intermediary through whose brokerage account you are investing. Regular investment plans do not guarantee a profit and will not protect you against loss in a declining market. Certain restrictions apply for retirement accounts. Call 1-800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares. As a shareholder you have the privilege of exchanging shares of any class of a Thornburg Fund for shares of the same class of another Thornburg Fund. You should note the following before exchanging shares.

•	The Thornburg Fund you are exchanging into must be qualified for sale in your state.

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

•	Before exchanging into a Thornburg Fund, read the Prospectus for that Fund.

•	Exchanges for shares of another Thornburg Fund will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See “Taxes” below for more information.

•

Each Thornburg Fund reserves the right to refuse any exchange, or temporarily or permanently terminate the exchange privilege of any investor or group if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its

18

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. See “Transaction Details - Excessive Trading” below.

•	Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder’s right to redeem shares of any Thornburg Fund.

The Fund reserves the right to terminate or modify the exchange privilege in the future.

Telephone Redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem any class of shares by telephone simply by calling a Fund Support Representative at 1-800-847-0200. Money may be wired or sent via Automated Clearing House (“ACH”) to the bank account designated on your account application or sent to you by check. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. Telephone redemptions sent via Federal Funds wire generally will be credited to your bank account on the business day after your shares are redeemed.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling a Fund Support Representative to obtain a telephone redemption application. Once you receive it, please fill it out, have it Medallion signature guaranteed and send it to the address shown in the application.

The Fund, TSC, Thornburg and the Fund’s Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you may otherwise have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Fund’s Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures may include recording of telephone transactions, sending written confirmation of such transactions within five days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Accounts and Transactions with Intermediaries. An investor may select a financial intermediary such as a securities dealer, broker, financial advisor, retirement plan, bank or trust company through which the investor purchases, sells and holds Fund shares. The intermediary typically provides a range of services for the convenience of the investor, which may include holding Fund shares of record for the investor, issuing account statements, executing transactions, distributing dividends and redemption proceeds, and assisting with tax reporting. The investor selects the financial intermediary, and neither the Fund, the Transfer Agent nor Thornburg will be responsible for failures or delays in crediting the investor for dividends or redemption proceeds, errors in account statements or other reports, errors in executing purchases or sales of shares, delays in reports, electronic hacking or other cyber events affecting accounts with an intermediary, or for any loss to the investor due to the failure or insolvency of the investor’s intermediary, the intermediary’s loss of property or funds, or other acts or omissions by the intermediary. Information respecting the compensation of financial intermediaries is provided above under the caption “Opening Your Account – Buying Fund Shares – Compensation to Financial Advisors and Others.” Thornburg does not audit the operations of financial intermediaries. Investors are urged to confer with their own intermediaries to learn about the different options available for owning mutual fund shares and the compensation paid to their intermediaries.

Inactive Accounts. Under certain states’ laws, the assets within a financial account will be deemed to have been abandoned if the account is inactive for a specified period of time. The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check, update his mailing address, or respond to Fund inquiries within the specified time period. For this purpose, your last known address of record with the Fund will determine which state has jurisdiction over your account. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

Transaction Details

The Fund is open for business each day the New York Stock Exchange (“NYSE”) is open. The Fund normally calculates

19

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern Time. Equity securities held by the Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where a Fund’s management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust’s valuation and pricing committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security in an orderly transaction between market participants at the measurement date. Because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by a Fund upon the sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

An equity security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, an equity security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation for the security, create a question about the reliability of the security’s market value. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation’s market value may be deemed unreliable by the Fund’s management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different from the price the Fund is likely to obtain if it sought a bid for the obligation.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See “Excessive Trading” for a discussion of the techniques used by Thornburg to reduce excessive trading. Because the Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the market values of some of the Fund’s assets may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold a portion of your taxable distributions and redemption proceeds. See the Statement of Additional Information for further details about backup withholding.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. We are required to reject any new account application if the required information is not provided.

20

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See “Exchanging Shares” above and “Excessive Trading,” below.

If you open or add to your account yourself rather than through your financial intermediary please note the following.

•	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

•	Except in limited situations at Thornburg’s sole discretion, the Fund does not accept cash or cash equivalents. For this purpose, cash equivalents include, but are not limited to, cashier’s checks, official bank checks, money orders, traveler’s checks, and credit card checks.

•	The Fund does not accept third party checks (except for properly endorsed third party checks in connection with an IRA rollover).

•	If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Fund or sell them through your financial intermediary you may be charged a fee for this service. Please read your financial intermediary’s program materials for any additional procedures, service features or fees that may apply.

Certain financial intermediaries which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial intermediary could be held liable for resulting fees or losses.

The Fund may authorize certain financial intermediaries to receive on its behalf purchase and redemption orders received in good form, and some of those financial intermediaries may be authorized to designate other firms to receive purchase and redemption orders on the Fund’s behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial intermediary or its designee, and customer orders will be priced based upon the Fund’s net asset value next computed after the order is received by the authorized financial intermediary or its designee.

Financial intermediaries offering shares of the Fund are not agents or otherwise acting on behalf of the Fund, TSC or Thornburg, and neither the Fund, TSC nor Thornburg are responsible for errors or omissions of any financial intermediary offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

Excessive Trading

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage the Fund’s investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, the Fund’s longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders’ shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm the Fund’s performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase the Fund’s transaction costs.

Thornburg Investment Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders. Among those procedures, the Trust has delegated to Thornburg the task of monitoring trading activity in the Fund. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Fund’s investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in the Fund to identify excessive trading. What constitutes excessive trading for the Fund will vary from other Thornburg Funds, depending upon the objectives of the Fund, the nature of the Fund’s portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by the Fund (including whether any significant proportion of the Fund’s securities is traded on foreign exchanges, is thinly traded or is less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund’s portfolio securities.

Purchase orders or exchanges may be restricted or refused by the Fund if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or

21

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

anticipates simultaneous orders affecting significant portions of the Fund’s assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Fund to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Fund reserves the right to refuse purchase orders or exchanges into the Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. Omnibus accountholders also may implement procedures, separate from Thornburg’s measures, to monitor and restrict trading perceived to be excessive. See also “Investor Services - Exchanging Shares” above.

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated.

Dividends and Distributions

The Fund expects to distribute substantially all of its net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of the Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by the Fund upon sales of investments, reduced by losses realized upon sale of investments. The Fund expects to declare and pay dividends from any net investment income quarterly. Dividends from net investment income may fluctuate. The Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers four options, which you can change at any time.

Dividends from Net Investment Income

1.	Reinvestment Option. Your dividend distributions, if any, will be automatically invested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2.	Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains

1.	Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

2.	Cash Option. You will be sent a check for any capital gain distributions.

Shares of the Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Investors should consider the tax implications of buying shares in the Fund just before a distribution. The money the Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund’s share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before the Fund makes a distribution (and, in particular, a capital gains distribution), you will get back some of your money as a taxable distribution.

When the Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See “Taxes,” below.

To minimize taxable capital gain distributions, the Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

22

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

Taxes

Federal Taxes – In General. Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Fund.

Please note that, in addition to the taxes described below, a 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Fund and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Prospective investors should confer with their own tax advisors respecting this Medicare contribution tax.

Federal Tax Treatment of Distributions. The Fund expects to elect to be treated as a registered investment company or “RIC” under subchapter M of the Internal Revenue Code of 1986. In that event, distributions to shareholders representing net investment income, income realized upon amortization of market discount on debt obligations, net short-term capital gains, and net gains from certain foreign transactions, if any, generally would be taxable to the shareholder as ordinary income, whether received in cash or additional shares. Subject to holding period requirements, the portion of distributions which is “qualified dividend income” because it is attributable to certain corporation dividends would be taxed to noncorporate shareholders at reduced rates of federal income tax applicable to long-term capital gains. Distributions of net long-term capital gains, if any, would be treated as long-term capital gains by a shareholder regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares.

An investor’s redemption of Fund shares, or exchange of shares for shares of another Fund, is generally a taxable transaction for federal income tax purposes, and the shareholder realizes gain or loss in an amount equal to the difference between the shareholder’s basis in the shares and the amount received on the redemption or exchange. Applicable law requires Thornburg to provide to both the shareholder and the Internal Revenue Service information about the cost basis and holding period of any Fund shares redeemed or sold in accounts specified by regulations (“covered shares”). Information about the cost basis and holding period of covered shares will be reported to the shareholder and the Internal Revenue Service on Form 1099-B, and shareholders will be required to use that information when completing their annual federal income tax returns. Thornburg’s default method for calculating cost basis is the Average Cost method. For shareholders who hold their Fund shares through a financial intermediary, the intermediary may select a different default method for calculating cost basis. Shareholders who wish to elect a cost basis method other than the applicable default method should contact Thornburg at 1-800-847-0200 or their financial intermediary for instructions. The cost basis method elected by the shareholder or applied by default may not be changed for any sale or exchange of Fund shares after the settlement date of that sale or exchange. Thornburg offers no tax advice, and shareholders are advised to consult their own tax advisors respecting which cost basis method may be most appropriate for them.

State Taxes. The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and shareholders of the Fund are advised to consult their own tax advisors in that regard. Prospective investors are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

Organization of the Fund

The Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. The Trust has 20 other series, and the Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Fund is managed by Thornburg Investment Management, Inc. (“Thornburg”), a registered investment advisor since 1982. Thornburg performs investment management services for the Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of the Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg’s services to the Fund are supervised by the Trustees of Thornburg Investment Trust.

23

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

The annual investment advisory fee rate for the Fund is determined as a percentage of the Fund’s average daily net assets and is paid at the following rates:

Net Assets of Fund	Management Fee Rate
0 to $500 million	1.25%
$500 million to $1 billion	1.20%
$1 billion to $2 billion	1.15%
Over $2 billion	1.10%

The annual administrative services fee rate for the Fund is 0.05%.

Thornburg and TSC may, from time to time, agree to waive fees or to reimburse the Fund for expenses above a specified percentage of average daily net assets. Thornburg and TSC retain the ability to be repaid by the Fund for fee waivers and expense reimbursements during a fiscal year if Fund expenses fall below the limit prior to the end of that fiscal year. Fee waivers or reimbursement of expenses for a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg’s fees, the Fund pays all other costs and expenses of its operations. The Fund does not bear any costs of sales or promotion incurred in connection with the distribution of shares, except as described above under “Opening Your Account - Buying Fund Shares.”

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Manager

Connor Browne, CFA, a managing director of Thornburg, has been the portfolio manager of the Fund since its inception, was one of the persons jointly and primarily responsible for management of the Predecessor Fund from its inception until 2012, and was the sole portfolio manager of the Predecessor Fund from 2012 until its reorganization into the Fund. Mr. Browne joined Thornburg Investment Management in 2001 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg Funds.

Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. Although Mr. Browne is primarily responsible for the Fund’s portfolio management, he may be assisted by other members of Thornburg’s investment team, analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

24

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

This page intentionally left blank.

25

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

This page intentionally left blank.

26

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

This page intentionally left blank.

27

T  H  O  R  N  B  U  R  G     I  N   V  E  S  T  M  E  N  T     T  R  U  S  T

Additional Information

Reports to Shareholders

Shareholders will receive annual reports of the Fund containing financial statements audited by the Fund’s independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor

Thornburg Investment Management® , Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Distributor

Thornburg Securities Corporation®

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Custodian

State Street Bank & Trust Co.

2 Avenue De Lafayette

Boston, Massachusetts 02111

Transfer Agent

Boston Financial Data Services

Post Office Box 219017

Kansas City, Missouri 64121-9017

General Counsel

Legal matters in connection with the issuance of shares of the Fund are passed upon by Thompson, Hickey, Cunningham, Clow, April & Dolan, P.A., 460 St. Michael’s Drive, Suite 1000, Santa Fe, New Mexico 87505.

Additional information about the Fund’s investments is included in the Fund’s Statement of Additional Information, which is available without charge upon request. Shareholders may make inquiries about the Fund, and investors may request copies of the Statement of Additional Information, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Fund’s current Statement of Additional Information also may be obtained on the Thornburg Website at www.thornburg.com. The Fund’s current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Fund (including the SAI) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102, contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund’s shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund’s shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

(800) 847-0200

www.thornburg.com

The Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number
 811-05201.

TH3749

28

Thornburg Investment Trust

Statement of Additional Information

for

Thornburg Long/Short Equity Fund

Institutional Class (“Class I”) Shares      (NYSE Ticker Symbol: THLSX)

December 30, 2016

Thornburg Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). This Statement of Additional Information relates to the investments made or proposed to be made by the Fund, investment policies governing the Fund, the Fund’s management, and other issues of interest to a prospective purchaser of Class I shares offered by the Fund.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund’s Thornburg Long/Short Equity Fund Prospectus dated December 30, 2016. A copy of the Prospectus may be obtained at no charge: by going to “Forms and Literature” on the Thornburg website at www.thornburg.com, clicking the “Product Literature” tab for Mutual Funds, and then clicking on the link to view the Fund’s current Prospectus; by telephoning a Fund Support Representative at 1-800-847-0200; or by writing to the distributor of the Fund’s shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. This Statement of Additional Information is incorporated by reference into the Fund’s Prospectus.

The description of investment policies and limitations that appears in this Statement of Additional Information and the Prospectus does not impose a contractual duty on the Fund or its investment advisor to comply with those policies and limitations, and no express or implied contract is created among the Fund and its shareholders by virtue of those shareholders having made an investment in the Fund or having received this Statement of Additional Information or the Prospectus. Furthermore, while the Trust may enter into contracts with third parties to manage the Fund’s assets and provide other services, as described in this Statement of Additional Information and the Prospectus, the Trust and each such third party are the sole intended beneficiaries of those contracts, and the Fund’s shareholders are not third party beneficiaries of those contracts

No financial statements are available for the Fund because the Fund had not yet commenced investment operations as of the date of this Statement of Additional Information.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

i

DISTRIBUTOR	45

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES	45

BUSINESS CONTINUITY PLAN	46

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

EXHIBIT A – PREDECESSOR FUND FINANCIAL STATEMENTS	47

ii

ORGANIZATION OF THE FUND

The Fund is a newly formed, non-diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the “Declaration”). The Trust currently has 21 active Funds, one of which is described in this Statement of Additional Information. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

The assets received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are charged with the liabilities with respect to the Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to the Fund, or are generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of the Fund are entitled to receive as a class the underlying assets of the Fund which are available for distribution.

The Fund may in the future, rather than invest in securities generally, seek to achieve its investment objective by pooling its assets with assets of other funds for investment in another investment company having the same investment objective(s) and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (“Thornburg”) in a manner substantially similar to the Fund. Shareholders of the Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the Fund and its shareholders.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Fund may hold special shareholder meetings and transmit proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will transmit proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Fund. The Custodian is responsible for the safekeeping of the Fund’s assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.

INVESTMENT POLICIES

The Fund’s primary investment goal is to seek long-term capital appreciation. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goal.

Information about the Fund’s principal investment strategies and the principal risks associated with those investment strategies is provided in the Prospectus. A “principal investment strategy” of the Fund is a strategy which Thornburg anticipates may be important in pursuing the investment objective(s) stated in the Fund’s prospectus and which Thornburg anticipates may have a significant effect on the Fund’s performance. In general, a security or investment strategy will not be considered a principal strategy of the Fund if it will not represent more than ten percent of the Fund’s assets.

The following discussion supplements the information in the Prospectus by providing additional detail about some of the investments that the Fund is generally permitted, but not required, to make in pursuing the Fund’s investment objective and certain risks associated with those investments. Not all of the investments identified below will be used by the Fund at all times, and some investments that may be used by the Fund would not ordinarily be considered a principal investment strategy of the Fund. In general, the Fund may make any investment, including investments which are not identified below, if the investment advisor reasonably believes that the investment is consistent with the Fund’s investment objective and policies and the Fund’s investment limitations do not expressly prohibit the Fund from doing so.

Under certain circumstances, the Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. For more information about the specific investment limitations that may be applicable to the Fund, please refer to the Prospectus and to the “Investment Limitations” section of this Statement of Additional Information. For purposes of any such limitation on the percentage of the Fund’s assets that could be invested in a particular investment strategy, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Short Sales

The Fund engages in short selling with respect to an investment that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. The Fund may engage in short selling with respect to any of the securities in which the Fund is permitted to invest, including domestic and foreign equity securities and debt obligations.

In a short sale, the Fund borrows a security from a lender and then sells that borrowed security to another party. In order to complete the short sale, the Fund must return the borrowed security to the lender, which the Fund normally does by purchasing that security on the open market and delivering it to the lender. The Fund will realize a gain if the price of the security declines between the date the Fund borrowed the security and the date the Fund purchased the security to replace the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The Fund is required to pay to the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. To secure its obligation to deliver the borrowed security to the lender, the Fund must segregate with its Custodian an amount of cash, cash equivalents, or liquid securities equal to the current market value of the borrowed security, which amount is marked to market each day, or the Fund must otherwise cover its short position in accordance with positions taken by the staff of the SEC.

Although the Fund hopes to profit from its short sales, short sales may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s underlying investments, and may, therefore, cause the Fund’s share price to be more volatile.

Investing in Equity Securities

Equity securities represent an ownership interest in the entity issuing the security. Common stocks, the most familiar type of equity security, represent an ownership interest in a corporation. The values of equity securities fluctuate significantly in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. When equity securities held in long positions by the Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. When equity securities held in short positions by the Fund increase in value, the Fund may experience a loss, as described in “Short Sales,” above.

The following discussion contains additional detail about equity securities, including some of the specific types of equity securities in which the Fund may invest and certain risks associated with those investments. You should read the

Prospectus for more information about the characteristics and risks of equity securities. You should also read “Investing in Foreign Equity Securities and Foreign Debt Obligations” below for information about some of the characteristics and risks of foreign equity securities.

Closed End Funds

The Fund may invest in the shares of closed end funds, including closed end funds which have elected to be treated as business development companies under the Investment Company Act of 1940 (the “1940 Act”). Closed end funds are investment companies that invest in various securities and other financial assets, and which issue shares that trade on exchanges in a manner similar to the shares of exchange traded funds (see “Exchange Traded Funds” below). The shares of a closed end fund change in value as the values of its component securities and other investments fluctuate with market changes. In contrast to exchange traded funds, however, the trading values of a closed end fund’s shares often diverge to a greater extent from the net asset value of the fund’s underlying portfolio investments. A closed end fund incurs its own operating expenses, so that if the Fund invests in a closed end fund, shareholders of the Fund bear the closed end fund’s expenses in addition to the expenses of the Fund.

Convertible Securities

The Fund may invest in convertible securities, including convertible preferred equity securities and convertible debt obligations. Convertible securities may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock of the same or a different issuer. The market value of a convertible security may vary with changes in the market value of the underlying stock and, accordingly, the convertible security may be subject to the same risks affecting the value of the underlying stock. In the case of a convertible debt obligation, the obligation’s market value may also vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. Convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Exchange Traded Funds

The Fund may invest in the shares of exchange traded funds (“ETFs”). ETFs are investment companies that invest in various securities and financial assets. ETFs are created either to provide investment results corresponding to a securities index, or are actively managed in a manner corresponding more closely to a traditional mutual fund. ETFs are typically available to investors as units of beneficial interest in a trust, and are purchased and sold on an exchange in the same way as common stocks. The values of ETF shares increase and decline as the values of the ETF’s component securities and other investments fluctuate with the market changes, and usually trade in a relatively narrow range relative to the net asset value of its underlying portfolio investments because the structure of an ETF permits certain major market participants to redeem shares of the ETF for a “basket” of the ETF’s underlying investments. Shares in an ETF held by the Fund are consequently subject to the same general market risks that affect the underlying investments by the ETF, except that the Fund’s investments in an ETF may not exactly match the performance of any specific index (and may not perform as well as any specific index) because of differences between the ETF’s investments and the index or other factors. In addition, each ETF incurs its own operating expenses, so that if the Fund invests in an ETF, shareholders of the Fund bear the ETF’s expenses in addition to the expenses of the Fund.

The Fund may take short positions in leveraged ETFs. Leveraged ETFs are ETFs that use derivatives instruments or other investment techniques to try to generate returns that exceed the returns of their underlying portfolio investments. The use of leverage by ETFs tends to exaggerate the effect of any increase or decrease in the value of the ETF’s underlying investments and may, therefore, cause the value of the ETF’s shares to be more volatile than if the ETF did not use leverage.

Initial Public Offerings

The Fund may invest in common stock or other equity securities offered through initial public offerings (“IPOs”). An IPO is an issuer’s first offering of equity securities to the public. The issuer of IPO securities may have a limited operating history, and limited information about the issuer may be available to potential purchasers. Accordingly, the market for IPO securities may be more volatile and involve greater risk of loss than investments in the equity securities of more established companies. At times the Fund may sell its investment in IPO securities shortly after the Fund purchased those securities, which may result in increased transaction costs for the Fund. There can be no assurance that the Fund will have access to profitable IPOs and, as the Fund’s assets grow, any positive impact of IPO investments on the Fund’s performance likely will decline.

Investments in the Equity Securities of Smaller Companies

Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Smaller companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There may be less available information respecting these companies.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITs and Other Real Estate-Related Instruments

The Fund may invest in real estate investment trusts (“REITS”). REITs are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of the Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Warrants and Rights

Subject to certain limitations, the Fund may invest in warrants and similar rights. A warrant represents an option to purchase a stated number of shares of common stock of an issuer at a specified price during a specified period of time. The prices of warrants will not always correlate with the prices of the underlying shares of stock. In addition to the risks relating to the underlying stock, the purchase of warrants involves the risk that the effective price paid for the warrant, when added to the subscription price of the underlying stock, will exceed the market price of the underlying stock. Rights represent a preemptive right to purchase additional shares of an issuer’s common stock at the time of a new offering of those shares, thereby permitting the rights holder to retain the same ownership percentage after the new offering.

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including the condition of the general market, general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Variations in the value of a debt obligation held in the Fund’s portfolio arising from these or other factors will cause changes in the net asset value of the Fund’s shares.

The following discussion contains additional detail about debt obligations, including some of the specific types of debt obligations in which the Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of debt obligations. You should also read “Investing in Foreign Equity Securities and Foreign Debt Obligations” below for information about some of the characteristics and risks of foreign debt obligations.

Bond Ratings

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”). The ratings of

Moody’s, S&P and Fitch represent their current opinions as to the creditworthiness of the issuers of the debt obligations which the ratings agencies undertake to rate. In determining credit ratings, ratings agencies evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk that market values of debt obligations will fluctuate with changes in interest rates, general economic trends or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Furthermore, it should be emphasized that credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

In addition to using information provided by ratings agencies, Thornburg will subject each debt obligation under consideration for investment to its own credit analysis in an effort to assess each issuer’s financial soundness. This analysis is performed by Thornburg for a particular debt obligation at the time that the Fund purchases that obligation and will be reviewed by Thornburg from time to time thereafter.

Lower-Quality Debt Obligations

The Fund may purchase debt obligations which are of lower-quality at the time of purchase or which, due to issuer default or credit ratings downgrades, are determined subsequent to purchase to be of lower-quality. For these purposes, “lower-quality” debt obligations include debt obligations rated below Baa by Moody’s or BBB by S&P or Fitch, and unrated securities judged by Thornburg to be of equivalent quality. Lower-quality debt obligations typically have poor protection with respect to the payment of interest and repayment of principal, and may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If the Fund experiences unexpected net redemptions, it could be forced to sell lower-quality debt obligations in its portfolio at disadvantageous prices without regard to those obligations’ investment merits, which could depress the Fund’s net asset value and reduce the Fund’s overall investment performance. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-quality debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund’s ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Fund may also invest from time to time in unrated obligations. Unrated obligations may be less liquid than comparable rated obligations and may be more difficult to value. Moreover, unrated obligations may be more difficult for Thornburg to evaluate and there is the risk that Thornburg may not accurately evaluate an investment’s actual credit quality. In particular, an unrated obligation that Thornburg believes is equivalent to an investment grade obligation could ultimately exhibit characteristics associated with lesser rated obligations.

Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, in debt obligations which are secured with collateral consisting of mortgage-backed securities (see “Structured Finance Arrangements - Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, which may expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

Interests in pools of mortgage-backed securities differ from other forms of debt obligations. Whereas other forms of debt obligations normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, mortgage-backed securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Asset-Backed Securities. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities (see “Mortgage-Backed Securities” and “Mortgage Pass-Through Securities” above) are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are securitized in pass-through structures. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of such securities.

Thornburg expects that governmental, government-related or private entities may create mortgage-backed, mortgage pass-through and asset-backed securities in addition to those described above. If otherwise consistent with the

Fund’s investment objective, policies and quality standards, Thornburg may consider investing on behalf of the Fund in such new types of investments.

U.S. Government Obligations

The Fund may invest in obligations of the U.S. Government. U.S. Government Obligations include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by, and acting as instrumentalities of, the U.S. government and established under the authority granted by Congress, including, but not limited to, Ginnie Mae, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and Fannie Mae. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. All U.S. Government Obligations are subject to the same risks affecting other debt obligations. Even if a U.S. Government Obligation is backed by the full faith and credit of the U.S. Treasury, it is possible that the U.S. government may be unable or unwilling to repay principal and interest when due, and may require that the terms for payment be renegotiated.

Zero Coupon Bonds and “Stripped” Securities

The Fund may purchase zero coupon bonds, including stripped securities. Zero coupon bonds are corporate or government-issued debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the obligation at the time of issuance.

A “stripped” security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a “principal only” or “P/O” security, while the interest component is often referred to as an “income only” or “I/O” security.

Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund is required to accrue income from zero coupon bonds on a current basis even though it does not receive the income currently in cash, and the Fund is required to distribute that income for each taxable year. To generate the cash necessary to satisfy such distributions, the Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Investing in Foreign Equity Securities and Foreign Debt Obligations

The Fund invests primarily in foreign equity securities and foreign debt obligations. The Fund’s investment in a foreign equity security or foreign debt obligation typically involves all of the risks inherent in the same type of equity security or debt obligation issued by a domestic issuer. In addition, foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The following discussion contains additional detail about the types of foreign investments which the Fund may make and certain risks associated with those investments. You should read the Prospectus for more information about these investments and their risks.

Foreign Investments

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries, because of inconsistent legal interpretations or less defined legal and regulatory provisions, or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. The Fund’s investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

Developing Countries

The considerations noted above generally are intensified for investments in developing countries, potentially including investments in issuers which are not domiciled in a developing country but which have reference to a significant percentage of their business in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts and futures contracts to purchase or sell foreign currencies at a future date and price. Additional detail about foreign currency transactions is provided below in the sections entitled “Investing in Derivative Instruments - Foreign Currency Transactions,” “Investing in Derivative Instruments - Futures Contracts - Futures Relating to Foreign Currencies,” “Investing in Derivative Instruments - Options - Options Relating to Foreign Currencies,” and “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars - Currency Swaps.”

Investing in Derivative Instruments

A derivative instrument is a financial contract the value of which depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by the Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for the Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

The Fund’s investment in derivative instruments may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See “Taxes.” The Fund’s investment in derivative instruments may also be limited to the extent Thornburg intends to continue to claim exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act. See “Commodity Exchange Act Registration Exemption.”

The following discussion contains additional detail about the types of derivative instruments in which the Fund may invest and certain risks associated with those investments. You should also read the Prospectus for more information about derivative instruments and their risks.

Combined Positions

The Fund may purchase or sell forward contracts, futures contracts and options (see “Forward Contracts”, “Futures Contracts” and “Options” below) may also purchase and sell such forward contracts, futures contracts and options in combination with one another in order to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

Conversions on a Spot Basis. The Fund may convert currency on a spot basis from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Currency Forward Contracts. A currency forward contract is a privately negotiated obligation to purchase or sell a specific currency at a specific future date, at a price set at the time of the contract. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

In those instances when the Fund enters into a forward currency contract, it typically does so for portfolio hedging purposes. In that regard, the Fund may enter into a forward contract to sell a foreign currency in which certain of its portfolio investments are denominated as a strategy to reduce the risk that a decline in the value of the foreign currency relative to the U.S. dollar will diminish the value of the portfolio investments denominated in that foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Fund could use a similar hedging strategy in an “indirect hedge” with respect to securities holdings that are denominated in U.S. dollars or another currency, but which conduct a substantial amount of business in a given foreign currency and are consequently exposed to a risk that the value of that foreign currency will decline relative to the U.S. dollar or other currency in which the holding is denominated. The Fund does not enter into hedging transactions in all instances when it might be desirable to do so, and the Fund may be exposed to currency risk some or most of the time without any hedging position for purposes of reducing that risk.

The Fund may also enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

In another circumstance, the Fund may, having agreed to buy or sell a security denominated in a foreign currency, seek to “lock in” the U.S. dollar price of the security by entering into a forward contract to buy or sell the relevant foreign currency for a fixed amount of U.S. dollars. This technique, sometimes referred to as a “settlement hedge” or “transaction hedge,” is intended to protect the Fund against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in a currency hedging transaction.

Except as stated below, the Fund does not enter into or maintain a forward currency contract if the settlement of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or another currency that is the proxy currency in a proxy hedge or is the subject of an indirect hedge described above). The Fund may, however, enter into a contract or maintain an exposure to forward contracts in excess of the value of the Fund’s portfolio securities denominated in or exposed to the pertinent currency, to the extent the excess is addressed by one or a combination of the following: (1) the excess is no greater than five percent of the full amount of the aggregate of the contracts in the currency which settle on the same date, and occurs on a temporary basis due to fluctuations in the currency value or the value of the underlying securities; (2) the excess is offset by one or more forward contracts in the same currency which settle on the same day and so reduce the Fund’s obligation to deliver the currency; (3) the Fund covers the excess by segregating cash or liquid securities on its books in the amount of the excess; or (4) the Fund enters into an option on the currency or otherwise enters into an offsetting transaction under which it has the right to acquire the currency that is the subject of the excess. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. For forward currency contracts involving certain foreign currencies that are subject to currency controls or are otherwise not freely tradeable, rules applicable to the Funds’ custodian may require that a Fund maintain in a segregated account with the custodian liquid assets at least equal to the value of the contract. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the future contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.

              Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See “Futures Contracts,” below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country’s own economy.

Successful use of currency management strategies will depend on Thornburg’s skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency’s value rose at a time when Thornburg had hedged the Fund’s exposure by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that Thornburg’s use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts

The Fund may purchase or sell futures contracts to hedge against anticipated interest rate, currency or market changes, for duration management or risk management purposes, or to enhance potential income and gains. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date at a specified price. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date at a specified price. Futures contracts are typically bought and sold on exchanges or boards of trade where the contracts are listed. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Distributions to shareholders associated with income or net gains realized by the Fund from transactions in futures contracts (or options on futures contracts) may be subject to federal income tax.

Liquidity of Futures Contracts. Some futures contracts may become illiquid under adverse market conditions, and there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges and boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may not be possible for the Fund to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until expiration regardless of unfavorable changes in its value. In that instance, the Fund’s access to other assets that it has deposited to cover its futures positions also could be impaired.

Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, in any instance when the Fund enters into a futures contract, either as purchaser or as seller, the Fund will segregate with its custodian or with a futures commission merchant (“FCM”) as initial margin assets sufficient to meet its obligations under the contract. The Fund will also deposit daily “variation margin” payments as required during the term of the contract in order settle the change in the contract’s value on a daily basis (a process known as “marking to market”). Segregated assets may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the futures contract. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

              Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts (see “Currency Forward Contracts” above), except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to futures relating to other securities or indices. The Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency futures in conjunction with each other or with currency options or forward contracts. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Options

The Fund may purchase or write put and call options to hedge against anticipated interest rate or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed exercise or “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific equity securities or debt obligations, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, the owner of the put option will experience a loss measured by the premium paid to buy the option, plus related transaction costs.

The features of call options are similar to those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer will experience a loss if the underlying instrument’s price does not rise sufficiently to offset the buyer’s cost of purchasing the option and transaction costs.

The purchase of options increases the Fund’s costs because it must pay premiums to purchase the options, and the exercise of put and call options by the Fund will increase portfolio turnover and associated transaction costs. Because premiums for the purchase of options are typically much smaller than the prices to purchase the underlying instruments, the use of options creates leverage, which might result in the Fund’s net asset value being more sensitive to changes in the instruments underlying the options.

An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration of the option period or during a fixed period prior thereto.

Writing Put and Call Options. When the Fund sells or “writes” a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund, as writer of such an option, would be obligated to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund would be required to make margin payments to cover the Fund’s potential obligation to pay the strike price if the other party chooses to exercise the option. The Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market at its then current price. If, however, the secondary market is not sufficiently liquid, the Fund may not be able to close out its position and would, therefore, remain obligated to purchase the underlying instrument at the strike price if the option is exercised. If the price of the underlying instrument rises, the writer of a put ordinarily will profit by the amount of the premium received on writing the option. If the price of the instrument declines, the writer may experience a loss, although the amount of the loss is offset to some degree by the amount of the premium received.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option by the holder. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or decline. Through receipt of the option premium, the Fund as the writer of such an option would seek to mitigate the effects of a decline in the price of the underlying instrument. At the same time, the Fund which writes an option must be prepared to deliver the underlying instrument in return for the strike price, even if the current value of the instrument is higher than the strike price. In that event, the Fund will experience a loss to the extent that the value of the underlying instrument exceeds the total of the strike price and the premium that it received when it wrote the option.

All call options written by the Fund must meet applicable asset segregation requirements as long as the call is outstanding.

Exchange-Traded Options. Options may be traded on exchanges, or may be traded “over-the-counter” (see discussion of “OTC Options” below). Exchange-traded options are issued by a regulated intermediary, which guarantees the performance of the obligations of the parties to such options. With certain exceptions, exchange-traded options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, exchange-traded options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an exchange-traded option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options generally are established through negotiation with the other party to the contract. While such arrangements allow greater flexibility to the Fund to tailor an option to its needs, “OTC” options generally involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchange where they are traded. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments will be subject to each Fund’s limitation on investments in illiquid instruments. See “Illiquid Investments” below.

Liquidity of Options. Some options become illiquid under adverse market conditions, and there is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments. Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Credit Options. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.

Options Relating to Foreign Currencies. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options are similar to options relating to other securities or indices. The Fund may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in the underlying futures contract. If the Fund exercises an option on a futures contract it will be obligated to deposit initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any other futures contract position.

Options on Indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes

The Fund may invest in structured notes. Structured notes are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Swap Agreements, Caps, Floors, and Collars

The Fund may enter into swap agreements and related caps, floors and collars. The Fund is not limited to any particular form of swap agreement, provided that Thornburg determines that the agreement it is consistent with the Fund’s investment objective and policies.

Swap agreements involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Inasmuch as any swap, floor, cap or collar is entered into for good faith hedging purposes, Thornburg and the Fund believe that the obligation does not constitute a senior securities under the 1940 Act and, accordingly, will not treat the obligation as being subject to the Fund’s borrowing restrictions. The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Credit Default Swaps. A credit default swap is a credit derivative in which two parties enter into an agreement to transfer the credit exposure of fixed income securities. The buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Changes in foreign exchange rates and changes in interest rates may negatively affect the value of a currency swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in exchange for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risks associated the investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund is committed to pay to the counterparty.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. Any such gain received by the Fund would be taxable. If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered satisfactory by Thornburg. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Total Return Swaps. A total return swap is a credit derivative in which the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread.

Caps, Floors and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. For example, an interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. For example, an interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. For example, an interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index.

Other Investments and Investment Techniques

Cash Management

The Fund may invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00. The Capital Management Fund seeks current income consistent with Capital Management and safety of capital. To pursue that investment objective, the Capital Management Fund invests principally in short-term obligations which are determined by Thornburg to be of high quality including, but not limited to, obligations issued by U.S. and foreign companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states, and municipalities, and international organizations such as the World Bank and the International Monetary Fund, and repurchase agreements based on those obligations. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but to the extent the Fund invests in the Capital Management Fund, the Fund would indirectly bear the other operating expenses of the Capital Management Fund. Those indirect expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, are not used to calculate the Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Certificates of Deposit

The Fund may under certain circumstances purchase certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks. Investments in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See “Foreign Investments” above).

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Fund. In determining the liquidity of the Fund’s investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund’s rights and obligations relating to the investment).

Investments that the Fund may purchase which are currently considered by Thornburg to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and over-the-counter options. Based on its ongoing review of the trading markets and other factors affecting the Fund’s investments, Thornburg may determine from time to time that other investments are illiquid, including certain types of restricted securities, mortgage-backed securities and asset-backed securities, developing country securities, or derivative instruments. With respect to any over-the-counter options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees.

The Fund is limited from investing more than a certain percentage of its net assets in illiquid securities. Please see “Investment Restrictions” below for a discussion of the specific limitations applicable to the Fund’s investment in illiquid securities. If through a change in values, net assets, or other circumstances, the Fund were in a position where the percentage of its portfolio comprised of illiquid securities exceeded that Fund’s percentage investment restriction on investment in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement may be viewed as a loan from the Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See “Illiquid Investments” above.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

Securities Lending

The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg’s judgment, the consideration to be earned from such loans would justify the risk.

Thornburg understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Temporary Investments

The Fund may from time to time invest a keep a portion of its portfolio in cash or other short-term, fixed income securities. Such investments may be made due to market conditions, pending investment of idle funds, or to afford liquidity.

When-Issued Securities

              The Fund may purchase securities offered on a “when-issued” or “delayed delivery” basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days, though the settlement cycles for some when-issued transactions are longer. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. Additionally, purchasing securities on a when-issued or delayed delivery basis involves the risks that the security will never be issued or that the other party to the transaction will not meet its obligation, in which events the Fund may lose both the investment opportunity for the assets it segregates to pay for the when-issued or delayed delivery security and any gain in that security’s price. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund also will maintain in a segregated account with its custodian, liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

COMMODITY EXCHANGE ACT REGISTRATION EXEMPTION

In connection with its management of the Trust, Thornburg has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the U.S. Commodity Exchange Act, as amended (the “CEA”) and, therefore, neither Thornburg nor the Trust is currently subject to registration or regulation as a commodity pool operator under the CEA. The U.S. Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 under the CEA that reduce the ability of certain regulated entities, including registered investment companies and their investment advisors, to claim the exclusion from the definition of the term “commodity pool operator.” Among other requirements, the CFTC’s amendments impose limitations on the use of certain derivative instruments, including certain types of commodity futures contracts, commodity options contracts, and swaps, by entities seeking to rely on Rule 4.5. Thornburg currently intends to manage the Fund’s assets in a manner which is consistent with the limitations imposed by Rule 4.5. To the extent Thornburg or the Fund became no longer eligible to claim an exclusion from the definition of the term “commodity pool operator,” then Thornburg or the Fund may become subject to registration and regulation under the CEA. Such regulation may have an adverse effect on Thornburg’s ability to manage the Fund, may impair the ability of the Fund to achieve its investment objective, and may result in higher operating expenses for the Fund and reduced investment returns to Fund investors.

INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

As a matter of fundamental policy, which can only be changed with the approval of a majority of the Fund’s outstanding voting securities (which means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund), the Fund shall not:

(1)     issue senior securities, except as permitted under the 1940 Act;

(2)     borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)     underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(4)     purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5)     purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)     purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts and other derivative instruments or from investing in securities or other instruments backed by physical commodities); or

(7)     lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to lending of portfolio securities, purchases of debt securities or other instruments, or to repurchase agreements.

For the purposes of applying the limitation set forth in paragraph (5) above, the Fund is permitted to hold real estate if doing so is the result of the Fund’s efforts to restructure a bond or other loan obligation that was secured by real estate.

References above to the 1940 Act and the Securities Act of 1933 include in each case any any rules, exemptions or interpretations of those statutes that may be adopted, granted or issued by the SEC.

The following investment limitations are not fundamental and may be changed without shareholder approval as to the Fund:

(i)     The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may use margin to the extent necessary to engage in short sales, and provided that any initial and variation margin payments that a Fund may be required to make in connection with its permitted investment strategies do not constitute the purchase of securities “on margin” for purposes of this limitation.

(ii)     The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iii)     The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv)     The Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

CALCULATION OF PERFORMANCE INFORMATION

The Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund’s net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is “annualized” to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. “Cumulative total return” describes total return over a stated period, while “average annual total return” is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

All performance figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by the Fund, and upon the Fund’s expenses for the period.

Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation is also accompanied by the standardized calculation referred to above, the Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund’s average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund’s return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund’s maximum public offering price, the return computed by using the Fund’s maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

For the Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the Fund’s yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund’s yield may not equal its distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements.

Yield information may be useful in reviewing the Fund’s performance and in providing a basis for comparison with other investment alternatives. However, the Fund’s yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Total returns quoted in advertising reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value (“NAV”) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the Fund’s maximum sales charge into account. Excluding the Fund’s sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Charts and graphs using the Fund’s net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund’s adjusted NAVs are not adjusted for sales charges, if any.

The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing NAV or total return for a specified period. A short-term moving average NAV is the average of each day’s adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

The Fund’s performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (“Lipper”), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund’s performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

The Fund may be compared in advertising to Certificates of Deposit (“CDs”) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while the Fund may offer greater liquidity or higher potential returns than CDs, the Fund does not guarantee a shareholder’s principal or return, and Fund shares are not FDIC insured.

Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. (“Ibbotson”), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. The Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund’s historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum indicators show the Fund’s price movements over specific periods of time. Each point on the momentum indicator represents the Fund’s percentage change in price movements over that period. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

ADDITIONAL MATTERS RESPECTING TAXES

The following discussion summarizes certain federal tax considerations generally affecting the Fund and shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. In particular, this discussion addresses aspects of investment by persons who are not individuals only in a very limited manner.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to changes, which changes may be retroactive.

Elections by the Fund – Subchapter M

The Fund intends to elect and qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year when the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on net investment income and net capital gains which are timely distributed to its shareholders.

If in any year the Fund fails to qualify for the treatment afforded by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund’s earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders’ respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. In any year the Fund qualifies as a regulated investment company but fails to distribute all of its net investment income and net capital gains, the Fund is subject to taxes on the undistributed portion of its net income and capital gains. Although the Fund intends to distribute all of its net income currently and any capital gains annually, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding

Each shareholder will be notified annually by the Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder’s number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding. The backup withholding tax rate on distributions is currently 28%.

Certain shareholders specified in the Code are exempt from the backup withholding noted in the preceding paragraph. The Fund may be required to obtain certain information from a shareholder to identify that shareholder’s status as a person exempt from backup withholding. Persons exempt from the backup withholding noted in the preceding paragraph may under certain circumstances still be subject to other types of federal income tax withholding. Shareholders should consult their tax advisors for more information.

Distributions by Investment Companies - In General

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Pursuant to the American Taxpayer Relief Act of 2012, the maximum federal tax rate for individual taxpayers on long-term capital gains from sales of securities and on certain qualifying dividends on corporate stock issued by domestic corporations and certain “qualified foreign corporations” is 20% Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as qualified foreign corporations. These rates do not apply to corporate taxpayers. The Fund will separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund. A shareholder must also satisfy a 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates imposed on those distributions. Distributions attributable to the Fund’s income from bonds and other debt obligations, dividends from most foreign companies, and distributions by real estate investment trusts or regulated investment companies will not generally qualify for the lower rates. Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a qualifying dividend to be taxed at the rate of tax applicable to ordinary income.

The Fund’s investments in certain derivatives, foreign currency transactions, options, futures contracts, hedging transactions, forward contracts, investments in passive foreign investment companies, and certain other transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, convert capital gain into taxable ordinary income or convert short-term capital losses into long-term capital losses. Engaging in swap transactions also may result in distributions of taxable income or gain to shareholders, and also may cause the Fund to currently recognize income with respect to payments to be received in the future. Certain Fund transactions, including investments in derivative instruments, transactions in foreign currencies or foreign currency-denominated instruments, and hedging activities may produce differences between the Fund’s book and taxable income, and distributions by the Fund may consequently be treated in some instances as returns of capital.

The Fund’s distributions of realized capital gains may be reduced if the Fund has capital loss carryforwards available. If the Fund incurs net capital losses in a taxable year, those losses may be carried forward indefinitely to offset capital gains subsequently realized. Net capital losses retain their character as short-term or long-term capital losses and must be used to offset gains of the same character before offsetting gains of a different character. Other regulations or circumstances may limit or reduce the use of net capital loss carryforwards. The Fund’s net capital losses are not deductible against the Fund’s net investment income.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Persons purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Fund and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Short Sales

The Fund may engage in short selling of securities. Gain or loss on a short sale is generally recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, rather than when the borrowed securities are sold. Short sales may increase the net short-term capital gains realized by the Fund, which would be taxable as ordinary income when distributed to the Fund’s shareholders.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are not held by the Fund or the shareholders, as the case may be, for periods specified in the Code. If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

Redemption or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder realizes a taxable gain or loss depending upon his basis in the shares. The gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a regulated investment company, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of the shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment. This provision may be applied to successive acquisitions of shares.

State and Local Taxes

The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA, as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder, depending on the type of payment and shareholder account, on certain payments made from the Fund, including distributions characterized by the Fund as capital gain dividends and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding.

Payments to a Fund shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, documentation or information respecting such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide the Fund with appropriate identifiers, certifications or documentation concerning its status.

The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each investor and prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation.

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

When an investor or the investor’s financial intermediary makes an initial investment in shares of the Fund, the Fund’s transfer agent will open an account on the books of the Fund, and the investor or financial intermediary will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates - the investor or the financial intermediary will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Fund’s transfer agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the transfer agent, which change may be made at any time in the sole discretion of the shareholder.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT,

AND ADMINISTRATIVE SERVICES AGREEMENT

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement in respect of the Fund, Thornburg Investment Management, Inc. (“Thornburg” or the “advisor”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund’s investment objective and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

Thornburg is paid a fee by the Fund, in the percentage amounts set forth in the Prospectus, which percentage amounts are based upon the average daily net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, the Fund will pay all other costs and expenses of its operations. The Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

The Trust’s Trustees (including a majority of the Trustees who are not “interested persons” within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to the Fund, and will annually consider the renewal of the agreement applicable to the Fund. In connection with their general supervision of Thornburg, and as an important element of their annual consideration of a renewal of the Investment Advisory Agreement applicable to the Fund, the Trustees will receive and consider reports from Thornburg throughout the year. These reports are expected to address a wide variety of topics, including particularly Thornburg’s services to the Fund and its selection of investments of pursuit of the Fund’s investment objective.

The Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees’ understandings of shareholders’ expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor’s services, and to confirm that the advisor actively and competently pursues the mutual fund’s objectives. The Trustees have further concluded that while mutual fund trustees should determine that a fund’s fees and costs are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors, putting an investment advisory agreement “out to bid” as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund’s objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Thornburg Funds’ performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

The Investment Advisory Agreement applicable to the Fund may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

No information is provided respecting fees earned by Thornburg under the Investment Advisory Agreement for the Fund, or the amounts reimbursed to Thornburg by the Fund in respect of the accounting services that Thornburg renders for the Fund, because investment operations for the Fund had not yet commenced as of the date of this Statement of Additional Information, and no fees have been earned by Thornburg, or reimbursements made to Thornburg, as of the date of this Statement of Additional Information.

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption “Management.”

Proxy Voting Policies

Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Fund. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg has engaged Institutional Shareholder Services (“ISS”) to provide these services to Thornburg in connection with voting proxies for the Fund. Thornburg may or may not accept recommendations from ISS. Thornburg also may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

The Policy prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust’s operations risk oversight committee for direction on the vote or consent to vote on Thornburg’s recommendation.

Information respecting the voting of proxies relating to specific securities of the Fund is available on the Thornburg website (www.thornburg.com).

Administrative Services Agreement

Administrative services are provided under an Administrative Services Agreement which requires Thornburg to perform certain administrative services and engage in activities beyond those specifically required by the Investment Advisory Agreement, and to provide related services. The activities and services to be provided by Thornburg under the Administrative Services Agreement include supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of related regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for the shareholders of the Fund, and such other related or similar administrative functions as the Trust and Thornburg may from time to time agree. Thornburg or its affiliates also provides persons who shall not be Thornburg’s officers or officers of Thornburg’s affiliates, but who may be employees of Thornburg or its affiliates, to render such shareholder-related and other related office services to the Trust as the Trust may from time to time request of Thornburg. The Administrative Services Agreement provides that the Class I shares will pay a fee calculated at an annual percentage of .05% of the class’s average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

No information is provided respecting fees earned by Thornburg under the Administrative Services Agreement for the Fund, because investment operations for the Fund had not yet commenced as of the date of this Statement of Additional Information, and no fees have been earned by Thornburg as of the date of this Statement of Additional Information.

              The Administrative Services Agreement may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically upon assignment. Termination will not affect the service provider’s right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

SERVICE PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”), which is applicable to the Fund’s Class I shares. The Service Plan authorizes the Fund to pay to Thornburg Securities Corporation (“TSC”), or to such persons as TSC may direct, out of the assets of the Fund, an annual amount not exceeding 0.25% of the Fund’s average annual assets, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. The Fund has also entered into a distribution agreement with TSC, pursuant to which TSC agrees to provide or obtain from other persons the services described in the Service Plan, and the Fund agrees to pay TSC or other persons as TSC directs for providing or obtaining those services.

Payments by the Fund under the Service Plan and the related distribution agreement with TSC may be made for: (a) expenses incurred by TSC, or by other persons at the request or direction of TSC or the Trust, for the promotion and distribution of the shares of the Fund, including but not limited to, printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other distribution-related expenses, and further including any compensation paid to securities dealers and other financial intermediaries which have executed selling agreements with TSC; and (b) expenses incurred by TSC, or by other persons at the request or direction of the Trust or TSC, in connection with the provision of services to the shareholders of the Fund pursuant to selling agreements with TSC or other service agreements or similar arrangements with TSC, Thornburg or the Trust, which services include providing personal services to shareholders and maintaining shareholder accounts, including, but not limited to, administrative, transactional, distribution and redemption, and accounting and reporting services with respect to Fund shareholders and accounts, and providing information to shareholders and responding to shareholder inquiries; and (c) such other services and activities as may from time to time be agreed upon by Trustees of the Trust and TSC. Payments by the Fund pursuant to the Service Plan and the related distribution agreement with TSC shall be in addition to any payments made outside of the Service Plan, as authorized by the Trustees of the Trust as not being primarily intended to result in the sale of Fund shares.

Notwithstanding the foregoing, TSC has indicated to the Trust that it has no current intention to request or receive any payment under the Service Plan applicable to the Fund’s Class I shares.

FINANCIAL INTERMEDIARY COMPENSATION

Financial advisors and financial intermediaries who sell shares and hold shares for investors (“intermediaries”) charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Fund. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Fund; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that TSC receive from the Fund; and (iii) amounts paid by the Fund to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Fund’s transfer agent or other persons hired directly by the Fund.

              To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority (“FINRA”), Thornburg or TSC may also compensate intermediaries out of Thornburg’s or TSC’s own resources. This compensation may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Fund. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Fund or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to: Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary’s personnel respecting the Fund and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary’s marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary’s shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

During the fiscal year which ended September 30, 2016, Thornburg or TSC paid amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms, pursuant to written agreements with such firms:

Ameriprise Financial Services, Inc.

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc.

Commonwealth Financial Network

Edward D. Jones & Co., L.P.

Fidelity Brokerage Services, LLC

LPL Financial Corporation

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley Smith Barney

Pershing LLC

Prudential Investment Management Services, LLC

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Dain Rauscher Inc.

Securities America, Inc.

UBS Financial Services, Inc.

Wells Fargo Advisors

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Thornburg pursuant to its authority under the Fund’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

Thornburg, in effecting purchases and sales of fixed income securities for the account of the Fund, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

Thornburg may execute the Fund’s portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Fund may be useful to Thornburg in rendering investment management services to the Fund. The receipt of such research may not reduce

Thornburg’s normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

It is Thornburg’s policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are “brokerage or research services” as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg’s investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg’s policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund’s expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund’s Trustees that the benefits available from Thornburg’s organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Portfolio Turnover Rates

No portfolio turnover figures are provided for the Fund because the Fund had not yet commenced investment operations as of the date of this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

The Trustees have adopted policies and procedures respecting and limiting the circumstances under which nonpublic information respecting the Fund’s current portfolio holdings information may be disclosed to persons not associated with the Fund, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Fund and its shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Fund’s portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg’s policies prohibiting securities transactions using material nonpublic information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Fund’s portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information

Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons in accordance with the Trust’s policy and procedures for the disclosure of such information. Pursuant to the policy and procedures, nonpublic portfolio holdings information may be disclosed under certain circumstances to: the Trust’s registered independent public accounting firm, independent accounting firms and legal counsel; the Trust’s custodian, subcustodians and securities depositories; valuation and pricing services and agents; financial printing services; mutual fund analysts; securities broker dealers in connection with placing a specific trade in a particular portfolio security; financial consultants to the Fund or investment advisor; certain other specified persons; and persons who are not otherwise specified in the policy in connection with a legitimate business purpose of the Fund and with the approval of Thornburg’s president, the Trustees, or the Trustees’ Governance and Nominating Committee. In any case where nonpublic portfolio holdings information is disclosed to a third party, Thornburg seeks to confirm that the person to whom the disclosure is made is subject to a contractual provision, professional rule or obligation, or undertaking respecting the maintenance of the confidentiality of the nonpublic information.

As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements that would permit Thornburg to disclose the Fund’s nonpublic portfolio holdings information to the persons noted in the following table. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed.

Name of Recipient	Frequency	Time Lag Between Date of Information and Date of Disclosure
Bloomberg L.P.	Monthly	None
Empire Valuation Consultants, LLC	Quarterly	None
FactSet Research Systems	Daily	None
FT Interactive Data	Daily	None
Institutional Shareholder Services, Inc.	Daily	None
Jefferies LLC	As necessary in connection with the prime brokerage services it provides to the Fund.	None
J.P Morgan Pricing Direct Inc.	Daily	None
Kenny S&P Evaluation Services	Daily	None
Morgan Stanley Smith Barney	Weekly	One day
PricewaterhouseCoopers LLP	Annually and as necessary in connection with the audit services it provides to the Fund	One month or less, depending on the date of request
Reuters	Daily	None
RR Donnelley	Monthly	One month or less depending on the date of request
State Street Bank and Trust	Daily	None
Thompson, Hickey, Cunningham, Clow, April & Dolan, P.A.	As needed in connections with the legal services provided to the Fund	None
Wilshire Analytics	Daily	None

Making Holdings Information Publicly Available

In addition to the ongoing arrangements described above, the Trust’s policy and procedures respecting disclosure of portfolio holdings information provide for periodic public disclosure of that, as follows:

●

Disclosure of portfolio holdings of the Fund on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Fund’s monthly portfolio holdings approximately

30 days after the end of that calendar month (e.g. June 30 information will be displayed on July 31). Portfolio hedging information is typically displayed on a quarterly basis.

●	Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

●	Disclosure of portfolio holdings of the Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

In any case where it becomes apparent that nonpublic portfolio holdings information has been disclosed other than in accordance with the Trust’s policy and procedures, Thornburg’s president and chief compliance officer shall determine appropriate action to be taken, which may include making a corrective public disclosure of the relevant nonpublic information

Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.

MANAGEMENT

The Fund is a separate “series” or investment portfolio of the Trust. The names of Trustees and officers of the Fund and their principal occupations and affiliations during the past five years are set forth in the table below. Additional information about the particular experiences, qualifications, attributes and skills of each Trustee appears after the table.

Interested Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years

Garrett Thornburg, 71	Chairman of Trustees(4)	Trustee Since 1987	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	Twenty One	None

Brian J. McMahon, 61	Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Trustee since 2001	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Twenty One	None

Independent Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years

David A. Ater, 71	Independent Lead Trustee, Member of Audit Committee and Chairman of Governance & Nominating Committee	Trustee since 1994	Principal in Ater & Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Twenty One	None(8)

Sally Corning, 55	Trustee, Chairman of Audit Committee	Trustee since 2012	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital mezzanine debt, and growth equity).	Twenty One	None

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years

Susan H. Dubin, 67	Trustee, Member of Audit Committee and Governance and Nominating Committee	Trustee since 2004	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	Twenty One	None

David L. Gardner, 53	Trustee, Member of Operations Risk Oversight Committee	Trustee since 2015	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	Twenty One	None

Owen D. Van Essen, 62	Trustee, Member of Governance & Nominating Committee and Chairman of Operations Risk Oversight Committee	Trustee since 2004	President of Dirks, Van Essen & Murray, Santa Fe, New Mexico (newspaper mergers and acquisitions).	Twenty One	None

James W. Weyhrauch, 57	Trustee, Member of Audit Committee and Operations Risk Oversight Committee	Trustee since 1996	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman, of Nambé LLC, Santa Fe, NM (manufacturing and design company).	Twenty One	None

Officers of the Fund (who are not Trustees)(7)

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years

Nimish Bhatt, 53	Treasurer	Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016, and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years

Jason Brady, 42	President	President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Kathleen Brady, 56	Vice President	Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Connor Browne, 37	Vice President	Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Tim Cunningham, 41	Vice President	Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009-2012 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Randy Dry, 42	Vice President	Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Greg Dunn, 40	Vice President	Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009-2012 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Lon Erickson, 41	Vice President	Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

William V. Fries, 77	Vice President	Vice President since 1995	Portfolio Manager until 2016, Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Thomas Garcia, 45	Vice President	Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Rolf Kelly, 37	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011-2013 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Ben Kirby, 36	Vice President	Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011-2013 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Jeff Klingelhofer, 41	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, and Fixed Income Analyst from 2010-2012 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years

Rob MacDonald, 40	Vice President	Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011-2014 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Leigh Moiola, 49	Vice President	Vice President since 2001	Vice President, Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Christopher Ryon, 60	Vice President	Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Nicholos Venditti, 35	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011-2015 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Vinson Walden, 46	Vice President	Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Lei Wang, 45	Vice President	Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Sasha Wilcoxon, 42	Vice President, Secretary	Vice President since 2003, Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable	Not applicable

Charles Wilson, 41	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012-2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010-2012.	Not applicable	Not applicable

Di Zhou, 38	Vice President	Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014-2016, and Equity Research Analyst from 2010-2014 of Thornburg Investment Management, Inc.	Not applicable	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.

(3)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.

(5)      Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.

(6)       The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)       Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

Additional Information about the Experiences, Qualifications, Attributes and Skills of Each Trustee

The following disclosure is intended to provide additional information about the particular experiences, qualifications, attributes and skills of each Trustee of the Trust. The Trustees believe that each Trustee is qualified to serve on the board of Trustees in view of (i) the particular experiences, qualifications, attributes and skills of that Trustee, as summarized below and in the table above, and (ii) the actual service and commitment of each Trustee during his or her tenure with the Trust, including the demonstrated ability of each Trustee to exercise effective business judgment in the performance of his or her duties.

Garrett Thornburg, Chairman of Trustees since 1987. Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, and Thornburg Investment Trust in 1984. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm’s public finance department. He also was chief financial officer of New York State’s Urban Development Corporation, and served as financial advisor to the State of New Mexico’s Board of Finance. Mr. Thornburg is currently the Chairman and Chief Executive Officer of Chamisa Energy, LLC, a compressed air energy storage company. He is a member of the Board of Governors of the Investment Company Institute and serves on the Board of Directors of the New Mexico School for the Arts – Art Institute. He is also the President of the Thornburg Foundation, and former recipient of the Philanthropist of the Year award from the Journal Santa Fe. He is a former board member of the National Dance Institute of New Mexico, the Santa Fe Institute and the Santa Fe Community Foundation. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, Trustee since 2001, member of Governance and Nominating Committee and Operations Risk Oversight Committee. Brian McMahon is the vice chairman of Thornburg Investment Trust and a managing director, and the chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016 and as its chief executive officer from 2008 until 2016, and, as chief investment officer, he currently oversees Thornburg’s investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, Trustee since 1994, Independent Lead Trustee, Chairman of Governance and Nominating Committee and member of Audit Committee. David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including with Santa Fe Economic Development, as Director of The New Mexico School for the Arts, Art Institute, as Audit Consultant to La Familia Medical Clinic, and with the United Way, the Santa Fe Opera and St. John’s College. He received his BA from Stanford University.

Sally Corning, Trustee since 2012, Chairman of Audit Committee. Sally Corning is a founding partner of Santa Fe, New Mexico based private equity firm, Sun Mountain Capital. Prior to forming Sun Mountain, Ms. Corning spent 15 years working in private equity and investment banking for Credit Suisse, Morgan Stanley and Dean Witter Reynolds. In addition to sitting on the corporate boards of certain of the private portfolio companies that Sun Mountain Capital has invested in, Ms. Corning has served on the boards of several nonprofit organizations, including the Santa Fe Preparatory School, the Santa Fe Community Foundation, the Santa Fe Mountain Center, and the Westside YMCA in New York City. Ms. Corning holds a bachelor’s degree in Finance from Georgetown University and an MBA from Columbia University’s Graduate School of Business.

Susan H. Dubin, Trustee since 2004, member of Audit Committee and Governance and Nominating Committee. Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the MICDS (Mary Institute and St. Louis Country Day School) in St. Louis, Missouri, the Santa Fe Opera in Santa Fe, New Mexico, the Battery Dance Company in New York City, and the National Dance Institute – New Mexico, Inc. She received her BA from Briarcliff College.

David L. Gardner, Trustee since 2015. David Gardner is a retired executive from the global asset management industry, most notably as an original team member of iShares ETFs. Mr. Gardner has over 25 years of experience in the global asset management industry and has worked extensively in the US, Asia and Europe. Prior to joining iShares Mr. Gardner worked for US based asset management firms in distribution management capacities. Mr. Gardner holds a BA in Economics from Eastern Illinois University and a CIMA Certification from Wharton School and Investment Management Consultants Associations.

Owen D. Van Essen, Trustee since 2004, Chairman of Operations Risk Oversight Committee and member of Governance and Nominating Committee. Owen Van Essen is the president of Dirks, Van Essen & Murray LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, Trustee since 1996, member of Audit Committee and Operations Risk Oversight Committee. James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe LLC, a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

Structure and Responsibilities of the Board of Trustees

The board of Trustees is currently comprised of eight Trustees, two of whom are “interested persons” of the Fund (as the term “interested” is defined in the 1940 Act) and six of whom are not interested persons of the Fund. Garrett Thornburg currently serves as the chairman of the board of Trustees, and David Ater currently serves as the independent lead Trustee. The independent lead Trustee is a spokesman for and leader of the independent Trustees, and in that role the independent lead Trustee performs a variety of functions, including: presiding at all sessions of the independent Trustees and, in consultation with legal counsel, preparing the agenda for each session of independent Trustees and coordinating and directing the preparation and delivery of materials and presentations appropriate for each session; in consultation with the Trust’s chairman, president, fund accounting and legal counsel, preparing the draft agenda for each general meeting of Trustees; acting as a liaison between the independent Trustees and senior management of the advisor respecting communications on certain topics; coordinating with and directing legal counsel in the acquisition, preparation and development of information for review and consideration of continuation of contracts with the advisor and affiliates; and performing such other functions as the independent Trustees may request from time to time. The Trustees have also established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Operations Risk Oversight Committee, each of which is discussed in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees may form other committees when deemed appropriate.

The Trustees review the leadership structure of the board of Trustees and the performance of the Trustees on an annual basis. The Trustees currently believe that the leadership structure of the board of Trustees is appropriate, in light of the characteristics of the Trust and the Fund, to enable the Trustees to oversee the Trust and its service providers. The Trustees have considered the number of Funds in the Trust, and the similarities and differences among the investment objectives and strategies of those Funds, and have determined that the board of Trustees contains a sufficient number of Trustees, and a sufficient percentage of independent Trustees, to discharge the Trustees’ oversight function. The Trustees believe that Mr. Thornburg’s long tenure as a Trustee of the Trust, his ongoing association with the Trust’s advisor and the fact that that association allows Mr. Thornburg to interact routinely with members of the advisor’s staff, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Thornburg to serve as an effective chairman of the board of Trustees. The Trustees believe that Mr. Ater’s long tenure as a Trustee of the Trust, his business and other professional experience, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Ater to serve as an effective independent lead Trustee The Trustees also believe that the scope of each committee’s activities and the composition of each committee is currently appropriate, and that the committee structure allows the

Trustees to allocate responsibility for various topics among the board and its committees in a manner which facilitates the oversight of the Trust and its service providers.

The Trustees are responsible for the general supervision of the Fund, including the supervision of Thornburg, which provides day-to-day management of the Fund under the terms of the Investment Advisory Agreement and Administrative Services Agreement. As part of their annual review of the leadership structure of the board of Trustees, described above, the Trustees consider whether the structure of the board and its committees continues to permit the Trustees to effectively exercise their oversight function. In that regard, the Trustees typically consider, among other factors: the number of Trustees and each Trustee’s qualifications, experience and skills; the frequency with which the Trustees and their committees confer with representatives of Thornburg and the Trust’s other service providers; the number of Funds of the Trust and the ability of the Trustees to devote sufficient time and attention to matters specific to each Fund; the role of the Fund’s chief compliance officer and the opportunity for the Trustees to interact with the chief compliance officer; and the composition of each committee of the Trustees and the scope of the responsibilities delegated to those committees.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks. On a day-to-day basis, risk management is the responsibility of Thornburg and the Fund’s other service providers. Risk oversight also comprises part of the Trustees’ general oversight function. The Trustees and their committees seek to monitor risks to the Fund by meeting no less frequently than quarterly (and in practice, more often) with senior officers of the Trust, members of the Fund’s portfolio management team, the Fund’s chief compliance officer and the Fund’s legal counsel, and by receiving periodic reports from the Fund’s independent registered public accounting firm and other service providers to the Fund. The Trust’s Operations Risk Oversight Committee assists the Trustees in reviewing and evaluating the identification, analysis and management of operations risk by Thornburg and other significant service providers to the Trust. The duties of the Operations Risk Oversight Committee are described in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees have also adopted various written policies and procedures designed to address particular risks to the Fund, including the detection and prevention of violations of federal securities laws. At least annually, the Trustees receive a report from the Fund’s chief compliance officer respecting the effectiveness of those policies and procedures. Notwithstanding the foregoing, the Trustees acknowledge that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate the occurrence or effects of certain risks on the Fund. Furthermore, some risks may simply be beyond the control of the Fund or its service providers. The Trustees may, at any time and in their sole discretion, change the manner in which they supervise risk.

Structure and Responsibilities of the Committees of the Trustees

The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, Sally Corning (chairman), David A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will, among other functions: (i) evaluate performance of the Trust’s auditors; (ii) review planning, scope and staffing of audits; (iii) review results of audits with the auditors; (iv) receive and review reports from auditors respecting auditor independence; (iv) perform the applicable duties imposed on a mutual fund’s governing board by the Investment Company Act of 1940, and by regulations and guidance thereunder, with respect to oversight of portfolio pricing and valuation; and (v) require the Trust’s legal counsel to report to the committee any matter which may have a significant effect on any of the Trust’s financial statements. The Audit Committee is responsible for the selection of the Funds’ independent registered public accounting firm which audits the annual financial statements of the Funds. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Funds’ accounting and financial reports. The committee held four meetings in the Trust’s fiscal year ended September 30, 2016.

The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, David A. Ater (chairman), Brian J. McMahon, Susan H. Dubin and Owen D. Van Essen. Mr. Ater, Ms. Dubin and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is an officer of the Fund’s investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The Governance and Nominating Committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will: (i) conduct evaluations of the performance of the Trustees and their committees in accordance with the Trust’s Corporate Governance Procedures and Guidelines (the “Governance Procedures”); (ii) select and nominate individuals for election as Trustees of the Trust who are not “interested persons” of the Trust as that term is defined in the 1940 Act; and (iii) perform the additional functions specified in the Governance

Procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust’s Procedure for Shareholder Communications to Trustees. In accordance with that Procedure for Shareholder Communications to Trustees, shareholders may recommend candidates to serve as Trustees by sending their recommendations to any one or more of the Trustees by United States. Mail or courier delivery at the address of the Trust’s investment advisor. The committee held two meetings in the Trust’s fiscal year which ends September 30, 2016.

The Trustees have an Operations Risk Oversight Committee, which is comprised of four Trustees, Owen D. Van Essen (chairman), David L. Gardner, Brian J. McMahon and James W. Weyhrauch. Mr. Van Essen, Mr. Gardner, and Mr. Weyhrauch are not interested persons. As noted above, Mr. McMahon is an interested person because he is an officer of the Funds’ investment advisor. The Operations Risk Oversight Committee discharges its duties in accordance with an Operations Risk Oversight Committee Charter, which provides that the committee will: (i) receive and review, preliminary to its presentation to the Trustees, the annual report of the Trust’s chief compliance officer respecting the Trust’s compliance policies and procedures; (ii) receive and review the reports that are presented to the Committee by, and periodically confer with, the chief compliance officer of the Trust to evaluate the functioning of the Trust’s compliance with legal requirements to which the Trust is subject; (iii) receive and review written and oral reports from representatives of the Trust’s transfer agent, firms providing shareholder services, custodians, records storage providers, business continuity and disaster recovery contractors, and other significant service providers to evaluate the services delivered by those providers; (iv) receive and review reports from representatives of Thornburg, and other persons as the committee determines from time to time, respecting computer systems and software, electronic communications systems and other technological systems and developments pertaining to the operations of the Funds; (v) receive and review proposed material changes to contracts with the providers referenced in the preceding two subparagraphs which are submitted to the Committee for review, to the extent such changes would materially affect the scope of the services that those providers deliver to the Trust; (vi) confer with Thornburg respecting liability insurance coverage for the Funds and the Trustees; (vii) confer with Thornburg’s committee and staff assigned to risk identification, analysis and management; (viii) exercise oversight on behalf of the Trustees respecting management’s negotiation and entering into arrangements to obtain account services from intermediary firms, including the receipt of reports from management respecting addition of new account service arrangements and revisions to existing arrangements, and make reports to the Trustees on those oversight activities; (ix) receive and review reports respecting the analysis, mitigation and rectification of errors occurring with respect to the foregoing matters; and (x) such other functions assigned by the Trustees to the committee from time to time. The committee held three meetings in the Trust’s fiscal year ended September  30, 2016.

Compensation of Trustees

The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $210,000, payable quarterly. Fifteen percent of each quarterly payment must be invested by the Trustee in one or more of the Funds of the Trust, as the Trustee selects, and is subject to an undertaking by the Trustee to retain the shares during the Trustee’s tenure. In addition, the Trust compensates each Trustee $20,000 for each meeting of Trustees attended by the Trustee in person or by telephone, provided, however, that the compensation is $10,000 for each meeting attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two or more successive days will be considered one meeting for this purpose

The Trust also compensates each Trustee $7,000 for each session of independent Trustees attended by the Trustee in excess of five sessions in any calendar year. Notwithstanding the preceding sentence, a session of independent Trustees will not be considered separately compensable if held within one day before or after any session of a general meeting of Trustees.

The Trust compensates the independent lead Trustee and the chairman of each standing committee an additional annual compensation, payable in quarterly installments. Currently the individual who serves as both independent lead Trustee and chairman of the Governance and Nominating Committee receives an additional annual compensation of $25,000, the chairman of the Audit Committee receives an additional annual compensation of $20,000, and the chairman of the Operations Risk Oversight Committee receives an additional annual compensation of $15,000.

The Trust compensates each independent Trustee $3,500 for each session with a Trust service provider, except that if the Trustee is required to travel away from home for the session or sessions, the Trust compensates the Trustee $7,000 for each session of one or two days and $3,500 for each additional day on which a session is conducted.

Independent Trustees are not separately compensated for days spent attending continuing education programs, or for time spent traveling to meetings, continuing education programs or sessions with service providers, apart from the compensation stated in the preceding paragraphs.

The Trust reimburses each independent Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee’s service for the Trust. The Trust does not pay retirement or pension benefits.

The Trust paid fees to the Trustees during the fiscal year which ends September 30, 2016 as follows:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustee

Garrett Thornburg	0	0	0	0

David A. Ater	$313,500	0	0	$313,500

David D. Chase*	$312,750	0	0	$312,750

Sally Corning	$291,500	0	0	$291,500

Susan H. Dubin	$298,500	0	0	$298,500

David L. Gardner	$284,500			$284,500

Brian J. McMahon	0	0	0	0

Owen D. Van Essen	$313,500	0	0	$313,500

James W. Weyhrauch	$298,500	0	0	$298,500

* Mr. Chase concluded his service as a Trustee effective December 31, 2016.

Certain Ownership Interests of Trustees

The following table shows the aggregate dollar range of shares owned beneficially by each Trustee in the Trust as of December 31, 2015. Because the Fund had not commenced operations as of that date, none of the Trustees owned any shares of the Fund as of that date.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all of the Funds of the Trust as of 12/31/15

Garrett Thornburg	N/A	over $100,000

Brian J. McMahon	N/A	over $100,000

David A. Ater	N/A	over $100,000

David D. Chase	N/A	over $100,000

Sally Corning	N/A	over $100,000

Susan H. Dubin	N/A	over $100,000

David L. Gardner	N/A	$1 - $10,000

Owen Van Essen	N/A	over $100,000

James W. Weyhrauch	N/A	over $100,000

Personal Securities Transactions of Personnel

The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Fund. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT THE FUND’S PORTFOLIO MANAGER

Displayed below is additional information about the portfolio manager identified in the Prospectus.

Portfolio Manager Compensation

The compensation of the Fund’s portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of the Fund’s investments and the manager’s management of other accounts. These conflicts could include:

●	Allocating a favorable investment opportunity to one account but not another.

●	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

●	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

●	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The Trust’s investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between the manager’s management of the Fund’s investments and the manager’s management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Manager

Set out below for the Fund’s portfolio manager is information respecting the accounts managed by that manager as of September 30, 2016, including information as to the one account for which the advisory fee was based on the account’s investment performance.

Connor Browne

Registered Investment Companies:	Accounts:	2	Assets:	$1,167,935,828
Other Pooled Investment Vehicles:	Accounts:	1	Assets:	$28,235,016
Other Accounts:	Accounts:	439	Assets:	$419,440,972
Advisory Fee based on Performance:	Accounts:	1	Assets:	$28,235,016

Portfolio Manager’s Ownership of Shares in the Fund

Displayed below for the portfolio manager named in the Prospectus is the dollar range of the individual’s beneficial ownership of shares in the Fund as of the date of this Statement of Additional Information. The dollar range listed may include shares owned by the portfolio manager through the manager’s self-directed account in Thornburg’s retirement plan. In addition to the holdings noted below, the named portfolio manager is a participant in Thornburg’s profit sharing plan, which invests in shares of the Funds of the Trust.

Connor Browne

Long/Short Equity Fund	over $1,000,000

NET ASSET VALUE

The Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year’s Day, Washington’s Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in the Fund’s portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

DISTRIBUTOR

Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation (“TSC”) acts as principal underwriter of the Fund. The Fund does not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months’ notice.

Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.

No information is available respecting commissions and other compensation received by TSC from the Fund because the Fund had not yet commenced investment operations as of the date of this Statement of Additional Information.

ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are qualified for sale under the laws of every state or territory of the United States.

To the extent consistent with state and federal law, the Fund may make payments of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder. The Fund may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Some shareholders may hold shares of the Fund through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the applicable prospectus. If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund’s shares through the program.

BUSINESS CONTINUITY PLAN

Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose principal business address is 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Fund.

EXHIBIT A – PREDECESSOR FUND FINANCIAL STATEMENTS

This Exhibit A includes: (a) the audited Financial Statements and Independent Auditors’ Report for Thornburg Partners Fund, L.P. (the “Predecessor Fund”) for the year ended December 31, 2015; (b) the audited Financial Statements and Independent Auditors’ Report for the “Predecessor Fund for the year ended December 31, 2015; (c) an unaudited version of the Predecessor Fund’s Financial Statements for the year ended December 31, 2015, reorganized so that the information in those Financial Statements conforms to certain requirements of Regulation S-X; and (d) an unaudited version of the Predecessor Fund’s Financial Statements for the year ended December 31, 2015, reorganized so that the information in those Financial Statements conforms to certain requirements of Regulation S-X.

These documents reflect the financial history and operations of the Predecessor Fund and are included here for information only. The Fund’s financial statements are not available as of the date of this Statement of Additional Information because the Fund did not commence investment operations until December 30, 2016.

THORNBURG PARTNERS FUND, L.P.

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2015

THORNBURG PARTNERS FUND, L.P.

KPMG LLP

Suite 1400

55 Second Street

San Francisco, CA 94105

Independent Auditors’ Report

Thornburg Partners Fund, L.P.:

We have audited the accompanying financial statements of Thornburg Partners Fund, L.P., which comprise the statement of financial condition, including the condensed schedule of investments, as of December 31, 2015, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Thornburg Partners Fund, L.P. as of December 31, 2015, and the results of its operations, changes in its partners’ capital and cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

San Francisco, California

April 1, 2016

KPMG LLP is a Delaware limited liability partnership the U.S. member from of KPMG International Cooperative (“KPMG International”), a Swiss entity.	1

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF FINANCIAL CONDITION

December 31, 2015

ASSETS

Investments in securities, at fair value (cost $49,362,554)	$52,436,536

Derivative contracts, at fair value	109,645

Due from brokers	19,424,857

Dividends and interest receivable	133,755

Other assets	12,458

Total assets	$72,117,251

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities
Securities sold short, at fair value (proceeds $30,317,739)	$25,657,794
Capital contributions received in advance	100,000
Accrued expenses	175,478

Total liabilities	25,933,272

Partners’ capital	46,183,979

Total liabilities and partners’ capital	$72,117,251

See accompanying notes to financial statements.	2

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $39,685)	$806,635
Interest	43,158

Total investment income	849,793

Expenses
Dividends and interest	1,208,902
Management fee	628,849
Professional fees	152,363
Other expenses	17,279

Total expenses	2,007,393

Net investment loss	(1,157,600)

Realized and unrealized gain (loss) on investments
Net realized gain on securities and foreign currencies	2,446,949
Net change in unrealized appreciation or depreciation on securities and foreign currencies	(194,117)
Realized gain on derivative contracts	126,567
Net change in unrealized appreciation or depreciation on derivative contracts	99,419

Net gain on investments	2,478,818

Net income	$1,321,218

See accompanying notes to financial statements.	3

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2015

	General Partner	Limited Partners	Total

Partners’ capital, beginning of year	$4,346,016	$40,506,745	$44,852,761

Capital contributions	-	10,000	10,000

Allocation of net income
Pro rata allocation	178,504	1,142,714	1,321,218
Special profit allocation to General Partner	228,651	(228,651)	-

	407,155	914,063	1,321,218

Partners’ capital, end of year	$4,753,171	$41,430,808	$46,183,979

See accompanying notes to financial statements.	4

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2015

Cash flows from operating activities
Net income	$1,321,218
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gain on securities and foreign currencies	(2,446,949)
Net change in unrealized appreciation or depreciation on securities	194,117
Realized gain on derivative contracts	(126,567)
Net change in unrealized appreciation or depreciation on derivative contracts	(99,419)
Bond cost accretion	(7,627)
Purchases of investments in securities	(38,043,556)
Proceeds from sales of investments in securities	37,853,871
Proceeds from securities sold short	24,444,388
Payments to cover securities sold short	(18,146,682)
Changes in operating assets and liabilities:
Due from brokers	(3,796,738)
Dividends and interest receivable	(98,220)
Other assets	(3,531)
Accrued expenses	17,761

Net cash provided by operating activities	1,062,066

Cash flows from financing activities
Capital contributions, net of capital contributions received in advance	110,000
Capital withdrawals, net of capital withdrawals payable	(1,172,066)

Net cash used in financing activities	(1,062,066)

Net change in cash	-

Cash, beginning and end of year	$-

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$922,123

See accompanying notes to financial statements.	5

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2015

	Percentage of Partners’ Capital	Fair Value
Investments in securities, at fair value

Common stocks
United States
Software & services	18.3%	$8,463,816
Pharmaceuticals biotechnology & life sciences	13.2	6,093,330
Consumer services	11.0	5,079,712
Retailing	10.3	4,746,567
Health care equipment & services	9.6	4,416,470
Food & staples retailing	5.4	2,494,964
Telecommunication services	4.5	2,098,054
Consumer durables & apparel	3.5	1,628,234
Food, beverage & tobacco	3.0	1,371,308
Transportation	2.8	1,305,651
Real estate	2.7	1,251,030
Insurance	2.7	1,227,674
Commercial & professional services	2.6	1,214,029
Energy	2.3	1,043,309
Technology hardware & equipment	2.2	1,027,152
Capital goods	1.9	897,322
Utilities	1.3	596,393

Total United States (cost $41,922,620)	97.3	44,955,015

United Kingdom
Commercial & professional services	2.7	1,247,951
Pharmaceuticals biotechnology & life sciences	2.0	942,399

Total United Kingdom (cost $2,326,476)	4.7	2,190,350

Switzerland
Pharmaceuticals biotechnology & life sciences (cost $1,154,461)	3.0	1,387,075

See accompanying notes to financial statements.	6

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Percentage of Partners’ Capital	Fair Value
Investments in securities, at fair value (Continued)
Common stocks (Continued)

France
Media (cost $1,447,021)	2.8%	$1,280,067

Hong Kong
Consumer services (cost $758,716)	2.0	934,604

Total common stocks (cost $47,609,294)	109.8	50,747,111

Corporate Bonds(1)
United States
Software & services (amortized cost $996,252)	1.9	881,100

Preferred stocks
United States
Diversified financials (cost $757,008)	1.8	808,325

Total investments in securities, at fair value (cost $49,362,554)	113.5%	$52,436,536

Derivative contracts - assets, at fair value
Swap contracts(1)
Indonesia
Materials	0.2	91,153

United States
Diversified financials	0.0	18,492

Total derivative contracts - assets, at fair value	0.2%	$109,645

(1) Investments that are categorized in Level 2 of the fair value hierarchy. All others are categorized in Level 1 of the fair value hierarchy.

See accompanying notes to financial statements.	7

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Percentage of Partners’ Capital	Fair Value
Securities sold short, at fair value

Common stocks
United States
Diversified financials	7.2%	$3,338,685
Consumer durables & apparel	4.5	2,094,374
Software & services	4.5	2,070,968
Pharmaceuticals biotechnology & life sciences	3.6	1,674,237
Retailing	2.7	1,239,631
Health care equipment & services	2.0	905,749
Consumer services	1.6	752,823
Automobiles & components	1.6	715,473
Capital goods	1.3	605,769

Total United States (proceeds $15,009,667)	29.0	13,397,709

Australia
Materials	1.4	652,432
Food & staples retailing	1.2	532,504

Total Australia (proceeds $1,699,014)	2.6	1,184,936

Belgium
Food & staples retailing (proceeds $814,895)	1.8	845,351

Switzerland
Household & personal products (proceeds $881,506)	1.7	772,806

Japan
Capital goods (proceeds $730,713)	1.6	722,432

Finland
Capital goods (proceeds $621,509)	1.3	612,725

Denmark
Capital goods (proceeds $333,092)	1.0	465,645

Total common stocks (proceeds $20,090,406)	39.0	18,001,604

See accompanying notes to financial statements.	8

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Percentage of Partners’ Caoital	Fair Value
Securities sold short, at fair value (Continued)

Exchange traded funds
United States
Domestic equity - short exposure	8.7%	$4,036,934
Health care sector - short exposure	3.5	1,603,660
Other - long exposure	0.8	362,041
Semiconductor sector - short exposure	0.6	293,078
Domestic equity - long exposure	0.5	217,100
Energy sector - short exposure	0.4	161,714
Financial sector - long exposure	0.3	148,289
Financial sector - short exposure	0.3	126,159
Real estate sector - long exposure	0.2	97,212
Energy sector - long exposure	0.2	78,463
Semiconductor sector - long exposure	0.0	13,336

Total United States (proceeds $8,961,656)	15.5	7,137,986

International equity
International equity - short exposure	0.6	285,330
International equity - long exposure	0.5	232,874

Total international equity (proceeds $1,265,677)	1.1	518,204

Total exchange traded funds (proceeds $10,227,333)	16.6	7,656,190

Total securities sold short, at fair value (proceeds $30,317,739)	55.6%	$25,657,794

See accompanying notes to financial statements.	9

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Thornburg Partners Fund, L.P. (the “Partnership”), a Delaware limited partnership, commenced operations on February 1, 2008. The Partnership was organized for the purpose of principally, but not solely, trading and investing in equities and equity-related securities that are traded publicly in U.S. and non-U.S. markets. The Partnership is managed by Thornburg Investment Management, Inc. (the “General Partner”), a Delaware corporation that is registered as an investment adviser with the Securities and Exchange Commission. Refer to the Partnership’s offering memorandum for more information.

Basis of Presentation

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

The Partnership is an investment company and is applying the guidance in Topic 946 of the Financial Accounting Standards Board’s Accounting Standards Codification.

These financial statements were approved by management and available for issuance on April 1, 2016. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuation based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

10

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter (“OTC”) contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Partnership’s valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Partnership’s policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price if held long, and last reported “ask” price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

11

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Derivative Contracts

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net gain on investments in the statement of operations.

Forward contracts

Forward contracts are traded on the OTC market. The fair value of forward contracts is valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

Swap contracts

Swap contracts are traded on the OTC market. The fair value of swap contracts are recorded at the contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets or liabilities underlying the swap contracts, which are typically equity securities and/or commodities, and is consistent with the valuation procedures discussed previously. Swap contracts are categorized in Levels 2 or 3 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain on investments in the statement of operations.

12

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Discounts and premiums on debt instruments purchased are amortized or accreted over the lives of the respective debt instruments.

Offsetting of Amounts Related to Certain Contracts

The Partnership offsets fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting arrangement.

The Partnership has elected not to offset fair value amounts recognized for cash collateral receivables against fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. At December 31, 2015, the Partnership had cash collateral receivables of $520,000 with derivative counterparties under the same master netting arrangement.

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

In accordance with GAAP, the Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2015. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

13

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets and liabilities measured at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks	$50,747,111	$-	$-	$50,747,111
Corporate bonds	-	881,100	-	881,100
Preferred stocks	808,325	-	-	808,325

Total investments in securities	51,555,436	881,100	-	52,436,536

Derivative contracts
Swap contracts	-	109,645	-	109,645

Total assets at fair value	$51,555,436	$990,745	$-	$52,546,181

Liabilities (at fair value)

Securities sold short
Common stocks	$18,001,604	$-	$-	$18,001,604
Exchange traded funds	7,656,190	-	-	7,656,190

Total liabilities at fair value	$25,657,794	$-	$-	$25,657,794

Refer to the condensed schedule of investments for disaggregation of investments in securities, derivative contracts and securities sold short.

3.	Due from brokers

Due from broker includes cash balances held with brokers, receivables and payables from unsettled trades, margin borrowings, and collateral on derivative transactions. Amounts due from broker may be restricted to the extent that they serve as deposits for securities sold short. At December 31, 2015, due from brokers did not include any unsettled trades.

In the normal course of business, substantially all of the Partnership’s securities transactions, money or margin balances and security positions are transacted with Goldman Sachs & Co. and Fidelity Prime Services (the “Brokers”). The Partnership is subject to credit risk to the extent that any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

14

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s primary underlying risks due to derivative activities and exposure to derivative contracts are foreign currency exchange rate risk, commodity price risk and equity price risk.

Swap Contracts

The Partnership may enter into various swap contracts (or “swaps”), including but not limited to commodity swaps, interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategies. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

During the term of the swap contract, changes in value are recognized as unrealized gains or losses by marking the contracts at fair value. Additionally, the Partnership records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made at the end of each measurement period. In addition to realized gains (losses) and the change in unrealized gains (losses), periodic interest expense and/or income is also reflected in net gain on investments in the statement of operations.

The fair value of open swaps reported in the statement of financial condition may differ from that which would be realized in the event the Partnership terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position as well as any collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Partnership and the counterparty. Therefore, the Partnership considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

15

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Forward Contracts

The Partnership enters into forward contracts to hedge itself against foreign currency exchange rate risk for some of its foreign currency denominated assets and liabilities due to adverse foreign currency fluctuations against the U.S. dollar. In considering the degree of hedging to employ, the Partnership evaluates the need for hedging on a security-by-security basis, and may hedge when it believes there is significant risk of a material adverse movement.

Forward currency transactions are contracts or agreements for delayed delivery of specific currencies in which the seller agrees to make delivery at a specified future date of specified currencies. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

At December 31, 2015, the volume of the Partnership’s derivative activities based on their notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

	Long exposure		Short exposure
Primary underlying risk	Notional amounts	Number of contracts	Notional amounts	Number of contracts

Equity price
Swap contracts	$1,317,072	1	$372,971	1

Total	$1,317,072	1	$372,971	1

The Partnership considers the volume of derivative activities at December 31, 2015 to be an accurate representation of the volume of derivative activities during the year.

16

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2015. Balances are presented on a gross basis. The following table also identifies the net gain (loss) amounts included in the statement of operations as net gain on investments, categorized by primary underlying risk, for the year ended December 31, 2015:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of realized gain (loss)	Amount of unrealized gain (loss)

Equity price
Swap contracts	$109,645	$-	$84,583	$129,688

Foreign currency exchange rate
Forward contracts	-	-	41,984	(30,269)

Total	$109,645	$-	$126,567	$99,419

5.	Offsetting assets and liabilities

The Partnership is required to disclose the impact of offsetting assets and liabilities represented in the statement of financial condition to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforcable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Partnership to another party are determinable, the Partnership has the right to set off the amounts owed with the amounts owed by the other party, the Partnership intends to set off, and the Partnership’s right of setoff is enforceable at law.

As of December 31, 2015, no gross amounts of financial instruments, derivatives, or amounts subject to offset under applicable master netting arrangements were offset in the statement of financial condition. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Partnership against applicable liabilities or payment obligations of the Partnership to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Partnership against any collateral sent to the Partnership.

17

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

6.	Securities sold short

The Partnership is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Partnership to acquire these securities may exceed the liability reflected in these financial statements.

7.	Partners’ capital

In accordance with the limited partnership agreement, profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership.

The General Partner receives a special profit allocation with respect to each limited partner of 20% of the amount by which profits (including realized and unrealized gains and losses) of the Partnership otherwise allocable to that limited partner in the applicable measurement period exceed that limited partner’s unrecouped losses.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Partnership. A limited partner may, however, on at least 30 days’ notice to the General Partner and subject to certain restrictions, as specified in the limited partnership agreement, withdraw all or part of its capital account balance as of the last day of any fiscal quarter. Additionally, there is a 5% withdrawal fee if a limited partner withdraws any funds before the day preceding the first anniversary of its admission to the Partnership.

8.	Related party transactions

The Partnership pays the General Partner a management fee, calculated and payable quarterly in advance, equal to 0.375% of each limited partner’s capital account determined as of the beginning of each fiscal quarter.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2015 is approximately $34,820,000.

For the year ended December 31, 2015, the General Partner received a special profit allocation which is discussed in Note 7.

9.	Administrative fee

International Fund Services serves as the Partnership’s administrator (the “Administrator”) and performs certain administrative and clerical services on behalf of the Partnership, including maintaining the register of partners, disseminating monthly reports, and keeping such books and records as are required by law. For the year ended December 31, 2015, the Partnership paid $75,000 to the Administrator for these services and this amount is included as professional fees on the statement of operations.

18

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

10.	Financial highlights

Financial highlights for the year ended December 31, 2015 are as follows:

Total return
Total return before special profit allocation to General Partner	2.8%
Special profit allocation to General Partner	( 0.5% )

Total return after special profit allocation to General Partner	2.3%

Ratio to average limited partners’ capital
Expenses (including dividends and interest)	4.5%
Special profit allocation to General Partner	0.5%

Expenses and reallocation to General Partner	5.0%

Net investment loss	( 2.6% )

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, different special profit allocation and management fee arrangements, and the timing of capital transactions. The net investment loss ratio does not reflect the effects of the special profit allocation to the General Partner.

19

THORNBURG PARTNERS FUND, L.P.

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2014

THORNBURG PARTNERS FUND, L.P.

KPMG LLP

22nd Floor

101 Montgomery Street

San Francisco, CA 94104

Independent Auditors’ Report

Thornburg Partners Fund, L.P.:

We have audited the accompanying financial statements of Thornburg Partners Fund, L.P., which comprise the statement of financial condition, including the condensed schedule of investments, as of December 31, 2014, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Thornburg Partners Fund, L.P. as of December 31, 2014, and the results of its operations, changes in its partners’ capital and cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

San Francisco, California

April 9, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International’’), a Swiss entity.	1

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF FINANCIAL CONDITION

December 31, 2014

ASSETS

Investments in securities, at fair value (cost $44,271,158)	$52,230,020

Derivative contracts, at fair value	30,269

Due from broker	15,628,119

Dividends and interest receivable	35,535

Other assets	8,927

Total assets	$67,932,870

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities
Securities sold short, at fair value (proceeds $21,699,465)	$21,730,283
Derivative contracts, at fair value	20,043
Capital withdrawals payable	1,172,066
Accrued expenses	157,717

Total liabilities	23,080,109

Partners’ capital	44,852,761

Total liabilities and partners’ capital	$67,932,870

See accompanying notes to financial statements.	2

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment income
Dividends (net of foreign withholding taxes of $46,116)	$550,507
Interest	51,485

Total investment income	601,992

Expenses
Dividends and interest	911,921
Management fee	597,109
Professional fees	152,551
Other expenses	18,046

Total expenses	1,679,627

Net investment loss	(1,077,635)

Realized and unrealized gain (loss) on investments
Net realized gain on securities and foreign currencies	4,605,143
Net change in unrealized appreciation or depreciation on securities and foreign currencies	(581,604)
Realized gain on derivative contracts	97,585
Net change in unrealized appreciation or depreciation on derivative contracts	(135,480)

Net gain on investments	3,985,644

Net income	$2,908,009

See accompanying notes to financial statements.	3

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2014

	General Partner	Limited Partners	Total

Partners’ capital, beginning of year	$3,568,474	$37,398,344	$40,966,818

Capital contributions	-	2,150,000	2,150,000

Capital withdrawals	-	(1,172,066)	(1,172,066)

Allocation of net income
Pro rata allocation	244,925	2,663,084	2,908,009
Special profit allocation to General Partner	532,617	(532,617)	-

	777,542	2,130,467	2,908,009

Partners’ capital, end of year	$4,346,016	$40,506,745	$44,852,761

See accompanying notes to financial statements.	4

THORNBURG PARTNERS FUND, L.P.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2014

Cash flows from operating activities
Net income	$2,908,009
Adjustments to reconcile net income to net cash used in operating activities:
Net realized gain on securities and foreign currencies	(4,605,143)
Net change in unrealized appreciation or depreciation on securities and foreign currencies	581,604
Realized gain on derivative contracts	(97,585)
Net change in unrealized appreciation or depreciation on derivative contracts	135,480
Purchases of investments in securities	(48,538,466)
Proceeds from sales of investments in securities	41,323,845
Proceeds from securities sold short	17,024,700
Payments to cover securities sold short	(12,653,833)
Changes in operating assets and liabilities:
Due from broker	1,758,233
Dividends and interest receivable	(29,140)
Other assets	(3,531)
Accrued expenses	45,827

Net cash used in operating activities	(2,150,000)

Cash flows provided by financing activities
Capital contributions	2,150,000

Net change in cash	-

Cash, beginning and end of year	$-

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$658,487

See accompanying notes to financial statements.	5

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2014

	Number of Shares	Percentage of Partners’ Capital	Fair Value
Investments in securities, at fair value

Common stocks
United States
Software & services
Marin Software Inc	292,555	5.5%	$2,475,015
Other		9.2	4,130,674
Pharmaceuticals biotechnology & life sciences
Phibro Animal Health Corp	83,384	5.9	2,630,765
Gilead Sciences Inc	24,400	5.1	2,299,944
Retailing		10.9	4,899,995
Consumer services		8.7	3,886,634
Capital goods		8.6	3,864,985
Consumer durables & apparel		7.1	3,163,537
Transportation		5.5	2,462,092
Health care equipment & services		4.3	1,931,238
Energy		3.1	1,406,233
Commercial & professional services		2.8	1,241,826
Materials		2.6	1,182,802
Diversified financials		2.1	940,667
Telecommunication services		2.0	891,605

Total United States (cost $29,493,841)		83.4	37,408,012

United Kingdom
Pharmaceuticals biotechnology & life sciences		3.2	1,443,322
Consumer durables & apparel		2.3	1,040,823
Commercial & professional services		2.3	1,005,320

Total United Kingdom (cost $3,694,408)		7.8	3,489,465

China
Telecommunication services		3.2	1,456,211
Consumer durables & apparel		2.9	1,259,248

Total China (cost $2,718,617)		6.1	2,715,459

Hong Kong
Consumer services (cost $1,655,287)		4.1	1,856,083

Canada
Energy		2.4	1,071,846
Consumer durables & apparel		1.4	649,477

Total Canada (cost $1,588,469)		3.8	1,721,323

Germany
Materials (cost $1,273,234)		2.9	1,315,926

See accompanying notes to financial statements.	6

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2014

	Percentage of Partners’ Capital	Fair Value
Investments in securities, at fair value (Continued)

Common stocks (Continued)

Ireland
Capital goods (cost $1,264,007)	2.5%	$1,115,173

India
Food beverage & tobacco (cost $932,488)	2.3	1,043,475

Australia
Commercial & professional services (cost $893,799)	1.6	724,268

Total common stocks (cost $43,514,150)	114.5	51,389,184

Preferred stocks
United States
Diversified financials (cost $757,008)	1.9	840,836

Total investments in securities, at fair value (cost $44,271,158)	116.4%	$52,230,020

Derivative contracts - assets, at fair value
Forward contracts (1)
Foreign currency - Japanese Yen	0.1%	$30,269

Derivative contracts - liabilities, at fair value
Swap contracts (1)
United States
Diversified financials	0.0%	$20,043

(1) Investments that are categorized in Level 2 of the fair value hierarchy. All others are categorized in Level 1 of the fair value hierarchy.

See accompanying notes to financial statements.	7

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2014

	Percentage of Partners’ Capital	Fair Value
Securities sold short, at fair value

Common stocks
United States
Capital goods	3.0	1,337,196
Pharmaceuticals biotechnology & life sciences	2.9	1,319,042
Retailing	2.7	1,205,109
Software & services	2.6	1,163,708
Consumer durables & apparel	2.1	949,329
Materials	1.6	717,008
Diversified financials	1.2	556,947
Health care equipment & services	1.1	512,511
Media	1.0	468,180

Total United States (proceeds $7,745,030)	18.2	8,229,030

Australia
Materials	1.1	515,695
Food & staples retailing	0.9	407,511

Total Australia (proceeds $1,081,689)	2.0	923,206

Canada
Transportation	1.1	515,936
Food & staples retailing	0.6	257,193

Total Canada (proceeds $628,920)	1.7	773,129

Belgium
Food & staples retailing (proceeds $641,000)	1.3	588,657

Luxembourg
Household & personal products (proceeds $780,731)	1.1	477,254

Germany
Capital goods (proceeds $443,589)	1.0	461,316

Switzerland
Energy (proceeds $462,485)	0.7	294,270

Denmark
Capital goods (proceeds $273,016)	0.6	215,833

Japan
Software & services (proceeds $227,576)	0.4	190,567

Total common stocks (proceeds $12,284,036)	27.0	12,153,262

See accompanying notes to financial statements.	8

THORNBURG PARTNERS FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2014

	Percentage of Partners’ Capital	Fair Value
Securities sold short, at fair value (Continued)

Exchange traded funds United States
Domestic equity - short exposure	10.8%	$4,849,145
Semiconductor sector - short exposure	2.2	982,029
Financial sector - short exposure	1.9	840,080
Real estate sector - short exposure	1.5	688,851
Other - long exposure	1.1	499,717
Energy sector - short exposure	0.9	417,364
Domestic equity - long exposure	0.5	244,090
Financial sector - long exposure	0.4	182,511
International equity - long exposure	0.4	172,358
Real estate sector - long exposure	0.3	129,400
Energy sector - long exposure	0.1	56,217
Semiconductor sector - long exposure	0.1	17,809

Total United States (proceeds $8,645,604)	20.2	9,079,571

International equity
International equity - short exposure	1.1	477,683
International equity - long exposure	0.0	19,767

Total international equity (proceeds $769,825)	1.1	497,450

Total exchange traded funds (proceeds $9,415,429)	21.3	9,577,021

Total securities sold short, at fair value (proceeds $21,699,465)	48.4%	$21,730,283

See accompanying notes to financial statements.	9

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Thornburg Partners Fund, L.P. (the “Partnership”), a Delaware limited partnership, commenced operations on February 1, 2008. The Partnership was organized for the purpose of principally, but not solely, trading and investing in equities and equity-related securities that are traded publicly in U.S. and non-U.S. markets. The Partnership is managed by Thornburg Investment Management, Inc. (the “General Partner”), a Delaware corporation that is registered as an investment adviser with the Securities and Exchange Commission. Refer to the Partnership’s offering memorandum for more information.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

The Partnership is an investment company and is applying the guidance in Topic 946 of the Financial Accounting Standards Board’s Accounting Standards Codification.

These financial statements were approved by management and available for issuance on April 9, 2015. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuation based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

10

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter (“OTC”) contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Partnership’s valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Partnership’s policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price if held long, and last reported “ask” price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

11

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Derivative Contracts

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net gain on investments in the statement of operations.

Option contracts

The fair value of options which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business. Depending on the frequency of trading, options are generally categorized in Level 1 or 2 of the fair value hierarchy.

Forward contracts

Forward contracts are traded on the OTC market. The fair value of forward contracts is valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

Swap contracts

Swap contracts are traded on the OTC market. The fair value of swap contracts are recorded at the contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets or liabilities underlying the swap contracts, which are typically equity securities and/or commodities, and is consistent with the valuation procedures discussed previously. Swap contracts are categorized in Levels 2 or 3 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain on investments in the statement of operations.

12

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Discounts and premiums on debt instruments purchased are amortized or accreted over the lives of the respective debt instruments.

Offsetting of Amounts Related to Certain Contracts

The Partnership offsets fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting arrangement.

The Partnership has elected not to offset fair value amounts recognized for cash collateral receivables against fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. At December 31, 2014, the Partnership had cash collateral receivables of $260,000 with derivative counterparties under the same master netting arrangement.

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

In accordance with GAAP, the Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2014. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

13

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets and liabilities measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks	$51,389,184	$-	$-	$51,389,184
Preferred stocks	840,836	-	-	840,836

Total investments in securities	52,230,020	-	-	52,230,020

Derivative contracts
Forward contracts	-	30,269	-	30,269

Total assets at fair value	$52,230,020	$30,269	$-	$52,260,289

Liabilities (at fair value)

Securities sold short
Common stocks	$12,153,262	$-	$-	$12,153,262
Exchange traded funds	9,577,021	-	-	9,577,021

Total securities sold short	21,730,283	-	-	21,730,283

Derivative contracts Swap contracts	-	20,043	-	20,043

Total liabilities at fair value	$21,730,283	$20,043	$-	$21,750,326

Refer to the condensed schedule of investments for disaggregation of investments in securities, derivative contracts and securities sold short.

3.	Due from broker

Due from broker includes cash balances held with brokers, receivables and payables from unsettled trades, margin borrowings, and collateral on derivative transactions. Amounts due from broker may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Partnership’s securities transactions, money or margin balances and security positions are transacted with Goldman Sachs & Co. (the “Broker”). The Partnership is subject to credit risk to the extent that any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of such brokers and does not anticipate any losses from this counterparty.

At December 31, 2014 due from broker includes payables of approximately $62,000 related to unsettled trades.

14

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s primary underlying risks due to derivative activities and exposure to derivative contracts are foreign currency exchange rate risk, commodity price risk and equity price risk.

Option Contracts

The Partnership is subject to equity, commodity price and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Partnership may enter into options to speculate on the price movements of the financial instrument, commodity, or currency underlying the option, or for use as an economic hedge against certain positions held in the Partnership’s portfolio holdings. Option contracts purchased give the Partnership the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate the Partnership to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. When the Partnership writes an option, an amount equal to the premium received by the Partnership is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Options written by the Partnership may expose the Partnership to market risk of an unfavorable change in the financial instrument underlying the written option.

For some OTC options, the Partnership may be exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Partnership is the fair value of the contracts and the premiums paid to purchase its open option contracts. In these instances, the Partnership considers the credit risk of the intermediary counterparty to its option transactions in evaluating potential credit risk.

Swap Contracts

The Partnership may enter into various swap contracts (or “swaps”), including but not limited to commodity swaps, interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategies. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

During the term of the swap contract, changes in value are recognized as unrealized gains or losses by marking the contracts at fair value. Additionally, the Partnership records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made at the end of each measurement period. In addition to realized gains (losses) and the change in unrealized gains (losses), periodic interest expense and/or income is also reflected in net gain on investments in the statement of operations.

15

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Swap Contracts (continued)

The fair value of open swaps reported in the statement of financial condition may differ from that which would be realized in the event the Partnership terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position as well as any collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Partnership and the counterparty. Therefore, the Partnership considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Forward Contracts

The Partnership enters into forward contracts to hedge itself against foreign currency exchange rate risk for some of its foreign currency denominated assets and liabilities due to adverse foreign currency fluctuations against the U.S. dollar. In considering the degree of hedging to employ, the Partnership evaluates the need for hedging on a security-by-security basis, and may hedge when it believes there is significant risk of a material adverse movement.

Forward currency transactions are contracts or agreements for delayed delivery of specific currencies in which the seller agrees to make delivery at a specified future date of specified currencies. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

At December 31, 2014, the volume of the Partnership’s derivative activities based on their notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

	Long exposure		Short exposure
Primary underlying risk	Notional amounts	Number of contracts	Notional amounts	Number of contracts

Equity price
Swap contract	$1,329,519	1	$ -	-

Foreign currency exchange rate
Forward contracts	1,459,358	1	(1,429,089)	1

Total	$2,788,877	2	($ 1,429,089)	1

16

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2014. Balances are presented on a gross basis. The following table also identifies the net gain (loss) amounts included in the statement of operations as net gain on investments, categorized by primary underlying risk, for the year ended December 31, 2014:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of realized gain (loss)	Amount of unrealized gain (loss)

Equity price
Swap contract	$-	$20,043	($7,827 )	($ 75,662)

Foreign currency exchange rate

Forward contracts	30,269	-	105,412	(59,818)

Total	$30,269	$20,043	$97,585	($ 135,480)

5.	Offsetting assets and liabilities

The Partnership is required to disclose the impact of offsetting assets and liabilities represented in the statement of financial condition to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforcable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Partnership to another party are determinable, the Partnership has the right to set off the amounts owed with the amounts owed by the other party, the Partnership intends to set off, and the Partnership’s right of setoff is enforceable at law.

As of December 31, 2014, no gross amounts of financial instruments, derivatives, or amounts subject to offset under applicable master netting arrangements were offset in the statement of financial condition. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Partnership against applicable liabilities or payment obligations of the Partnership to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Partnership against any collateral sent to the Partnership.

17

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

6.	Securities sold short

The Partnership is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Partnership to acquire these securities may exceed the liability reflected in these financial statements.

7.	Partners’ capital

In accordance with the limited partnership agreement, profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership.

The General Partner receives a special profit allocation with respect to each limited partner of 20% of the amount by which profits (including realized and unrealized gains and losses) of the Partnership otherwise allocable to that limited partner in the applicable measurement period exceed that limited partner’s unrecouped losses.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Partnership. A limited partner may, however, on at least 30 days’ notice to the General Partner and subject to certain restrictions, as specified in the limited partnership agreement, withdraw all or part of its capital account balance as of the last day of any fiscal quarter. Additionally, there is a 5% withdrawal fee if a limited partner withdraws any funds before the day preceding the first anniversary of its admission to the Partnership.

Capital withdrawals payable represent amounts due to partners based on withdrawals effective through December 31, 2014.

8.	Related party transactions

The Partnership pays the General Partner a management fee, calculated and payable quarterly in advance, equal to 0.375% of each limited partner’s capital account determined as of the beginning of each fiscal quarter.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2014 is approximately $34,269,000.

For the year ended December 31, 2014, the General Partner received a special profit allocation which is discussed in Note 7.

9.	Administrative fee

International Fund Services serves as the Partnership’s administrator (the “Administrator”) and performs certain administrative and clerical services on behalf of the Partnership, including maintaining the register of partners, disseminating monthly reports, and keeping such books and records as are required by law. For the year ended December 31, 2014, the Partnership paid $75,000 to the Administrator for these services and this amount is included as professional fees on the statement of operations.

18

THORNBURG PARTNERS FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

10.	Financial highlights

Financial highlights for the year ended December 31, 2014 are as follows:

Total return
Total return before special profit allocation to General Partner	6.8%
Special profit allocation to General Partner	( 1.3% )

Total return after special profit allocation to General Partner	5.5%

Ratio to average limited partners’ capital
Expenses (including dividends and interest)	4.0%
Special profit allocation to General Partner	1.3%

Expenses and reallocation to General Partner	5.3%

Net investment loss	( 2.6% )

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, different special profit allocation and management fee arrangements, and the timing of capital transactions. The net investment loss ratio does not reflect the effects of the special profit allocation to the General Partner.

19

THORNBURG PARTNERS FUND, L.P.

FINANCIAL STATEMENTS

DECEMBER 31, 2015

CONTENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

SCHEDULE OF INVESTMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

Investments in securities, at fair value

Common stocks
United States – 97.3%
Software and services – 18.3%
Activision Blizzard, Inc.	44,152	$1,709,124
Alphabet, Inc. Class C	2,531	1,920,725
Facebook, Inc.	21,000	2,197,860
FirstData Corp.	83,845	1,343,197
Marin Software, Inc.	361,148	1,292,910

		8,463,816

Pharmaceuticals biotechnology and life sciences -13.2%
Corcept Therapeutics, Inc.	399,778	1,990,894
Gilead Sciences, Inc.	11,602	1,174,006
Phibro Animal Health Corp.	41,292	1,244,128
Seattle Genetics, Inc.	37,529	1,684,302

		6,093,330

Consumer services – 11.0%
BOJANGLES’, Inc.	97,373	1,545,310
Grand Canyon Education, Inc.	51,587	2,069,670
Starbucks Corp.	24,400	1,464,732

		5,079,712

Retailing – 10.3%
Amazon.com, Inc.	2,046	1,382,871
Netflix.com, Inc.	10,050	1,149,519
Office Depot, Inc.	127,400	718,535
Pool Corp.	18,515	1,495,642

		4,746,567

Health care equipment & services – 9.6%
Avinger, Inc.	52,792	1,198,906
Express Scripts Holding Company	16,440	1,437,020
Medtronic plc	23,148	1,780,544

		4,416,470

Food & staples retailing – 5.4%
Wal-Mart Stores, Inc.	27,367	1,677,597
Whole Foods Market, Inc.	24,399	817,367

		2,494,964

Telecommunication services – 4.5%
T-Mobile US, Inc.	33,807	1,322,530

1

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
Zayo Group Holdings, Inc.	29,166	$775,524

		2,098,054

Consumer durables and apparel – 3.5%
TRI Pointe Homes, Inc.	128,511	1,628,234

		1,628,234

Food, beverage & tobacco – 3.0%
The Kraft Heinz Co.	18,847	1,371,308

		1,371,308

Transportation – 2.8%
American Airlines Group, Inc.	30,830	1,305,651

		1,305,651

Real estate – 2.7%
PennyMac Mortgage Investment Trust	81,981	1,251,030

		1,251,030

Insurance – 2.7%
Assured Guaranty Ltd.	46,450	1,227,674

		1,227,674

Commercial and professional services – 2.6%
Covanta Holding Corp.	78,375	1,214,029

		1,214,029

Energy – 2.3%
Frank’s International N.V.	62,511	1,043,309

		1,043,309

Technology hardware and equipment – 2.2%
ARRIS Group, Inc.	33,600	1,027,152

		1,027,152

Capital goods – 1.9%
Allison Transmission Holdings, Inc.	34,659	897,322

		897,322

Utilities – 1.3%
Dynegy, Inc.	44,507	596,393

		596,393

Total United States (cost $41,922,620)		44,955,015

2

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

United Kingdom – 4.7%
Commercial and professional services – 2.7%
Rentokil Initial plc	531,513	$1,247,951

		1,247,951

Pharmaceuticals biotechnology and life sciences – 2.0%
GlaxoSmithKline plc	46,569	942,399

		942,399

Total United Kingdom (cost $2,326,476)		2,190,350

Switzerland – 3.0%
Pharmaceuticals biotechnology and life sciences – 3.0%
Actelion, Ltd.	9,946	1,387,075

		1,387,075

Total Switzerland (cost $1,154,461)		1,387,075

France – 2.8%
Media – 2.8%
Vivendi	59,334	1,280,067

		1,280,067

Total France (cost $1,447,021)		1,280,067

Hong Kong – 2.0%
Consumer services – 2.0%
Nord Anglia Education, Inc.	46,085	934,604

		934,604

Total Hong Kong (cost $758,716)		934,064

Total common stocks (cost $47,609,294)		50,747,111

Corporate bonds
United States – 1.9%
Software and services – 1.9%
Neustar, Inc.	$1,100,000	881,100

		881,100

Total corporate bonds (amortized cost $996,252)		881,100

Preferred stocks – 1.8%
United States – 1.8%
Diversified financials – 1.8%

3

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

GMAC Capital Trust I	31,874	$808,325

		808,325

Total preferred stocks (cost $757,008)		808,325

Total investments in securities, at fair value (cost $49,362,554)		$52,436,536

Derivative contract assets, at fair value

Equity swaps – 0.2%
Indonesia – 0.2%
Materials – 0.2%
Semen Indonesia Persero Tbk	(451,000)	$91,153

		91,153

United States – 0.0%
Diversified financials – 0.0%
Oaktree Capital Group, LLC	27,600	18,492

		18,492

Total derivative contract assets, at fair value (cost $0)		$109,645

Investment securities sold short, at fair value

Common stocks
United States – 29.0%
Diversified financials – 7.2%
BofI Holding, Inc	35,824	$754,095
Financial Engines, Inc.	23,662	796,700
Virtu Financial, Inc. Class A	35,654	807,207
Walter Investment Management Corp.	68,965	980,683

		3,338,685

Consumer durables and apparel – 4.5%
Fossil Group, Inc.	20,699	756,755
Garmin Ltd.	15,050	559,409
Tupperware Corp.	13,984	778,210

		2,094,374

Software and services – 4.5%
Ellie Mae, Inc.	11,800	710,714
Lending Club Corp.	58,945	651,342
Neustar, Inc. Class A	29,575	708,912

		2,070,968

4

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

Pharmaceuticals biotechnology and life sciences – 3.6%
Impax Laboratories, Inc.	19,053	$814,706
Myriad Genetics, Inc.	19,915	859,531

		1,674,237

Retailing – 2.7%
PetMed Express, Inc.	33,800	579,332
Wayfair, Inc. Class A	13,866	660,299

		1,239,631

Health care equipment and services – 2.0%
Computer Programs & Systems, Inc.	18,206	905,749

		905,749

Consumer services – 1.6%
Sonic Corp.	23,300	752,823

		752,823

Automobiles and components – 1.6%
Goodyear Tire	21,900	715,473

		715,473

Capital goods – 1.3%
Colfax Corp.	25,943	605,769

		605,769

Total United States (proceeds $15,009,667)		13,397,709

Australia – 2.6%
Materials – 1.4%
Orica Ltd.	57,855	652,432

		652,432

Food and staples retailing – 1.2%
Woolworth’s ltd.	29,874	532,504

		532,504

Total Australia (proceeds $1,699,014)		1,184,936

5

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

Belgium – 1.8%
Food and staples retailing – 1.8%
Colruyt Group N.V.	16,402	$845,351

		845,351

Total Belgium (proceeds $814,895)		845,351

Switzerland – 1.7%
Household and personal products – 1.7%
Oriflame Holding AG	47,906	772,806

		772,806

Total Switzerland (proceeds $881,506)		772,806

Japan – 1.6%
Capital goods – 1.6%	19,100	722,432

mixi, Inc.		722,432

Total Japan (proceeds $730,713)		722,432

Finland – 1.3%
Capital goods – 1.3%
KONE Oyj	14,400	612,725

		612,725

Total Finland (proceeds $621,509)		612,725

Denmark – 1.0%
Capital goods – 1.0%
Vestas Wind Systems A/S	6,612	465,645

		465,645

Total Denmark (proceeds $333,092)		465,645

Total common stocks (proceeds $20,090,406)		18,001,604

Exchange traded funds – 15.5%
United States – 29.0%
Domestic equity short exposure – 8.7%
Direxion Daily S&P 500 Bull 3x	11,623	963,314
Direxion Daily Small Cap Bull 3x	14,428	916,611
Proshares Ultrapro Mid Cap 400	13,734	686,837
Proshares Ultrapro QQQ	7,109	812,061
Proshares Ultrapro Russell 2000	8,879	658,111

		4,036,934

6

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

Health care sector short exposure – 3.5%
Direxion Health Care Bull 3x	39,700	$1,325,980
Proshares Ultrapro NASDAQ Biotechnology 3x	4,800	277,680

		1,603,660

Other long exposure – 0.8%	18,012	362,041

iPath S&P 500 VIX Short-Term Futures ETN		362,041

Semiconductor sector short exposure – 0.6%
Direxion Daily Semiconductor Bull 3x	10,948	293,078

		293,078

Domestic equity long exposure – 0.5%
Direxion Daily S&P 500 Bear	1,330	22,504
Direxion Daily S&P 500 Bear 3x	255	11,475
Proshares Ultrapro Short MC 400	2,550	87,414
Proshares Ultrapro Short QQQ	887	16,543
Proshares Ultrapro Short R2K	2,700	79,164

		217,100

Energy sector short exposure – 0.4%
Direxion Daily Energy Bull 3x	6,902	161,714

		161,714

Financial sector long exposure – 0.3%
Direxion Daily Financial Bear 3x	3,601	148,289

		148,289

Financial sector short exposure – 0.3%
Direxion Daily Financial Bull 3x	4,340	126,159

		126,159

Real estate sector long exposure – 0.2%
Direxion Daily Real Estate Bear 3x	4,975	97,212

		97,212

Energy sector long exposure – 0.2%
Direxion Daily Energy Bear 3x	2,677	78,463

		78,463

7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

Semiconductor sector long exposure – 0.0%
Direxion Daily Semiconductor Bear 3x	332	$13,336

		13,336

Total United States (proceeds $8,961,656)		7,137,986

International equity – 1.1%
International equity short exposure – 0.6%
Direxion Daily Developed Markets Bull 3x	2,150	107,328
Direxion Daily Emerging Markets Bull 3x	15,465	178,002

		285,330

International equity long exposure – 0.5%
Direxion Daily Developed Markets Bear 3x	550	17,001
Direxion Daily Emerging Markets Bear 3x	4,595	215,873

		232,874

Total international equity (proceeds $1,265,677)		518,204

Total exchange traded funds (proceeds $10,227,333)

Total investment securities sold short, at fair value (proceeds $30,317,739)		$25,657,794

8

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

Assets

Investments in securities, at fair value (cost $49,362,554)	$52,436,536
Derivative contracts, at fair value	109,645
Due from brokers	19,424,857
Dividends and interest receivable	133,755
Other assets	12,458

Total assets	72,117,251

Liabilities and Partners’ Capital

Liabilities
Investment securities sold short, at fair value (proceeds $30,317,739)	25,657,794
Capital contributions received in advance	100,000
Accrued expenses	175,478

Total liabilities	25,933,272

Partners’ capital	46,183,979

Total liabilities and partners’ capital	$72,117,251

See notes to financial statements.

9

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

	General Partner	Limited Partners	Total

Partners’ capital, beginning of year	$4,346,016	$40,506,745	$44,852,761

Capital contributions	-	10,000	10,000

Allocation of net income
Pro rata allocation	178,504	1,142,714	1,321,218
Special profit allocation to General Partner	228,651	(228,651)	-

	407,155	914,063	1,321,218

Partners’ capital, end of year	$4,753,171	$41,430,808	$46,183,979

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

Investment income

Dividends (net of foreign withholding taxes of $ 39,685)	$806,635
Interest income	43,158

Total investment income	849,793

Expenses

Dividends and interest	1,208,902
Management fee	628,849
Professional fees	152,363
Other expenses	17,279

Total expenses	2,007,393

Net investment loss	(1,157,600)

Realized and unrealized gain (loss) on investments

Net realized gain on securities and foreign currencies	2,446,949
Net change in unrealized appreciation (depreciation) on securities and foreign currencies	(194,117)
Realized gain on derivative contracts	126,567
Net change in unrealized appreciation (depreciation) on derivative contracts	99,419

Net gain on investments	2,478,818

Net income	$1,321,218

See notes to financial statements

11

STATEMENT OF CASH FLOWS

Thornburg Partners Fund, LP	Years Ended December 31, 2015 and 2014 (Unaudited)

	Year Ended December 31, 2015	Year Ended December 31, 2014

Cash flows from operating activities
Net income	$1,321,218	$2,908,009
Adjustments to reconcile net income to net cash provided by operating activities
Net realized gain on securities and foreign currencies	(2,446,949)	(4,605,143)
Net change in unrealized appreciation or depreciation on securities and foreign currencies	194,117	581,604
Net realized gain on derivative contracts	(126,567)	(97,585)
Net change in unrealized appreciation or depreciation on derivative contracts	(99,419)	135,480
Bond cost accretion	(7,627)	-
Purchases of investments in securities	(38,043,556)	(48,538,466)
Proceeds from sales of investments in securities	37,853,871	41,323,845
Proceeds from securities sold short	24,444,388	17,024,700
Payments to cover securities sold short	(18,146,682)	(12,653,833)
Changes in operating assets and liabilities
Due from or to brokers	(3,796,738)	1,758,233
Dividends and interest receivable	(98,220)	(29,140)
Other assets	(3,531)	(3,531)
Accrued expenses	17,761	45,827

Net cash provided (used) by operating activities	1,062,066	(2,150,000)

Cash flows from financing activities
Capital contributions, net of capital contributions received in advance	110,000	2,150,000
Capital withdrawals, net of capital withdrawals payable	(1,172,066)	-

Net cash provided by financing activities	(1,062,066)	2,150,000

Net change in cash	-	-

Cash, beginning and end of year	$-	$-

Supplemental disclosure of cash flow information

Cash paid during the year for interest	$922,123	$658,487

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

1.   Nature of operations and summary of significant accounting policies

Nature of Operations

Thornburg Partners Fund, L.P. (the “Partnership”), a Delaware limited partnership, commenced operations on February 1, 2008. The Partnership was organized for the purpose of principally, but not solely, trading and investing in equities and equity-related securities that are traded publicly in U.S. and non-U.S. markets. The Partnership is managed by Thornburg Investment Management, Inc. (the “General Partner”), a Delaware corporation that is registered as an investment adviser with the Securities and Exchange Commission. Refer to the Partnership’s offering memorandum for more information.

Basis of Presentation

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

The Partnership is an investment company and is applying the guidance in Topic 946 of the Financial Accounting Standards Board’s Accounting Standards Codification.

These financial statements were approved by management and available for issuance on April 1, 2016. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuation based on inputs, other than quoted prices included in Level 1 which are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

13

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

1.   Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter (“OTC”) contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Partnership’s valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Partnership’s policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price if held long, and last reported “ask” price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

14

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

1.   Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Derivative Contracts

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net gain on investments in the statement of operations.

Forward contracts

Forward contracts are traded on the OTC market. The fair value of forward contracts is valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

Swap contracts

Swap contracts are traded on the OTC market. The fair values of swap contracts are recorded at the contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets or liabilities underlying the swap contracts, which are typically equity securities and/or commodities, and is consistent with the valuation procedures discussed previously. Swap contracts are categorized in Levels 2 or 3 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain on investments in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Discounts and premiums on debt instruments purchased are amortized or accreted over the lives of the respective debt instruments.

15

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

1.   Nature of operations and summary of significant accounting policies (continued)

Offsetting of Amounts Related to Certain Contracts

The Partnership offsets fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting arrangement.

The Partnership has elected not to offset fair value amounts recognized for cash collateral receivables against fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. At December 31, 2015, the Partnership had cash collateral receivables of $520,000 with derivative counterparties under the same master netting arrangement.

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

In accordance with GAAP, the Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2015. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

16

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

2. Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets and liabilities measured at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks	$50,747,111	$-	$-	$50,747,111
Corporate bonds	-	881,100	-	881,100
Preferred stocks	808,325	-	-	808,325
Total investments in securities	51,555,436	881,100	-	52,436,536

Derivative contracts
Swap contracts	-	109,645	-	109,645

Total assets at fair value	$51,555,436	$990,745	$-	$52,546,181

Liabilities (at fair value)

Securities sold short
Common stocks	$18,001,604	$-	$-	$18,001,604
Exchange traded funds	7,656,190	-	-	7,656,190

Total liabilities at fair value	$25,657,794	$-	$-	$25,657,794

Refer to the condensed schedule of investments for disaggregation of investments in securities, derivative contracts and securities sold short.

3.   Due from brokers

Due from broker includes cash balances held with brokers, receivables and payables from unsettled trades, margin borrowings, and collateral on derivative transactions. Amounts due from broker may be restricted to the extent that they serve as deposits for securities sold short. At December 31, 2015, due from brokers did not include any unsettled trades.

In the normal course of business, substantially all of the Partnership’s securities transactions, money or margin balances and security positions are transacted with Goldman Sachs & Co. and Fidelity Prime Services (the “Brokers”). The Partnership is subject to credit risk to the extent that any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

17

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

4.   Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s primary underlying risks due to derivative activities and exposure to derivative contracts are foreign currency exchange rate risk, commodity price risk and equity price risk.

Swap Contracts

The Partnership may enter into various swap contracts (or “swaps”), including but not limited to commodity swaps, interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategies. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

During the term of the swap contract, changes in value are recognized as unrealized gains or losses by marking the contracts at fair value. Additionally, the Partnership records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made at the end of each measurement period. In addition to realized gains (losses) and the change in unrealized gains (losses), periodic interest expense and/or income is also reflected in net gain on investments in the statement of operations.

The fair value of open swaps reported in the statement of financial condition may differ from that which would be realized in the event the Partnership terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of the counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position as well as any collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Partnership and the counterparty. Therefore, the Partnership considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

The following table displays the outstanding derivative contracts at December 31, 2015:

Outstanding Derivative Contracts to Buy or Sell at December 31, 2015

Contract	Buy/	Counter	Notional	Contract		Unrealized
Description	Sell	Party*	Amount	Value Date	Value	Appreciation	Depreciation

Total return swaps

Oaktree Capital, LLC(a)	Buy	GS	1,317,072	4/28/2016	18,492	$18,492	$-

Bullet swaps

Semen Indonesia Persero Tbk(a)	Sell	GS	372,971	Open	91,153	91,153	-

Total						$109,645	$-

Net unrealized appreciation (depreciation)						$109,645

*Counterparties include Goldman Sachs International (“GS”).

18

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

(a) The Partnership receives appreciation or pays depreciation from or to the counterparty at each valuation measurement date. Additionally, periodic interest expense is paid or interest income is received to or from the counterparty at the rate of LIBOR plus 90 basis points through the final valuation date of the contract.

4.   Derivative contracts (continued)

Forward Contracts

The Partnership enters into forward contracts to hedge itself against foreign currency exchange rate risk for some of its foreign currency denominated assets and liabilities due to adverse foreign currency fluctuations against the U.S. dollar. In considering the degree of hedging to employ, the Partnership evaluates the need for hedging on a security-by-security basis, and may hedge when it believes there is significant risk of a material adverse movement.

Forward currency transactions are contracts or agreements for delayed delivery of specific currencies in which the seller agrees to make delivery at a specified future date of specified currencies. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

The Partnership had no outstanding forward currency contracts or agreements at December 31, 2015.

Volume of Derivative Activities

At December 31, 2015, the volume of the Partnership’s derivative activities based on their notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

	Long exposure		Short exposure
Primary underlying risk	Notional amounts	Number of contracts	Notional amounts	Number of contracts

Equity price
Swap contracts	$1,317,072	1	$372,971	1

Total	$1,317,072	1	$372,971	1

The Partnership considers the volume of derivative activities at December 31, 2015 to be an accurate representation of the volume of derivative activities during the year.

19

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

4.   Derivative contracts (continued)

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2015. Balances are presented on a gross basis. The following table also identifies the net gain (loss) amounts included in the statement of operations as net gain on investments, categorized by primary underlying risk, for the year ended December 31, 2015:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of realized gain (loss)	Amount of unrealized gain (loss)

Equity price
Swap contracts	$109,645	$-	$84,583	$129,688

Foreign currency exchange rate
Forward contracts	-	-	41,984	(30,269)

Total	$109,645	$-	$126,567	$99,419

5.   Offsetting assets and liabilities

The Partnership is required to disclose the impact of offsetting assets and liabilities represented in the statement of financial condition to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforcable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Partnership to another party are determinable, the Partnership has the right to set off the amounts owed with the amounts owed by the other party, the Partnership intends to set off, and the Partnership’s right of setoff is enforceable at law.

As of December 31, 2015, no gross amounts of financial instruments, derivatives, or amounts subject to offset under applicable master netting arrangements were offset in the statement of financial condition. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Partnership against applicable liabilities or payment obligations of the Partnership to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Partnership against any collateral sent to the Partnership.

20

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

6.   Securities sold short

The Partnership is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Partnership to acquire these securities may exceed the liability reflected in these financial statements.

7.   Partners’ capital

In accordance with the limited partnership agreement, profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership.

The General Partner receives a special profit allocation with respect to each limited partner of 20% of the amount by which profits (including realized and unrealized gains and losses) of the Partnership otherwise allocable to that limited partner in the applicable measurement period exceed that limited partner’s unrecouped losses.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Partnership. A limited partner may, however, on at least 30 days’ notice to the General Partner and subject to certain restrictions, as specified in the limited partnership agreement, withdraw all or part of its capital account balance as of the last day of any fiscal quarter. Additionally, there is a 5% withdrawal fee if a limited partner withdraws any funds before the day preceding the first anniversary of its admission to the Partnership.

8.   Related party transactions

The Partnership pays the General Partner a management fee, calculated and payable quarterly in advance, equal to 0.375% of each limited partner’s capital account determined as of the beginning of each fiscal quarter.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2015 is approximately $34,820,000.

For the year ended December 31, 2015, the General Partner received a special profit allocation which is discussed in Note 7.

9.   Administrative fee

International Fund Services serves as the Partnership’s administrator (the “Administrator”) and performs certain administrative and clerical services on behalf of the Partnership, including maintaining the register of partners, disseminating monthly reports, and keeping such books and records as are required by law. For the year ended December 31, 2015, the Partnership paid $75,000 to the Administrator for these services and this amount is included as professional fees on the statement of operations.

21

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2015 (Unaudited)

10.   Financial highlights

Financial highlights for each of the prior four years and the year ended December 31, 2015 are as follows:

		Year Ended December 31,
	2015	2014	2013	2012	2011
Total return
Total return before special profit allocation to General Partner	2.8%	6.8%	27.2%	21.6%	1.6%
Special profit allocation to General Partner	-0.5%	-1.3%	-5.5%	-4.3%	-0.3%

Total return after special profit allocation to General Partner	2.3%	5.5%	21.7%	17.3%	1.3%

Ratio to average Limited Partners’ capital
Expenses (including dividends and interest)	4.5%	4.0%	4.2%	4.5%	4.6%
Special profit allocation to General Partner	0.5%	1.3%	4.8%	3.8%	0.3%

Expenses and reallocation to General Partner	5.0%	5.3%	9.0%	8.3%	4.9%

Net investment loss	-2.6%	-2.6%	-3.2%	-3.6%	-3.8%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, different special profit allocation and management fee arrangements, and the timing of capital transactions. The net investment loss ratio does not reflect the effects of the special profit allocation to the General Partner.

22

THORNBURG PARTNERS FUND, L.P.

FINANCIAL STATEMENTS

DECEMBER 31, 2014

CONTENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

SCHEDULE OF INVESTMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

Investments in securities, at fair value

Common stocks
United States – 83.4%
Software and services – 14.7%
Activision Blizzard, Inc.	44,152	$889,663
Google, Inc.	1,968	1,035,955
Marin Software, Inc.	292,555	2,475,015
Rovi Corp.	49,850	1,126,112
Yahoo, Inc.	21,361	1,078,944

		6,605,689

Pharmaceuticals biotechnology and life sciences -11.0%
Gilead Sciences, Inc.	24,400	2,299,944
Phibro Animal Health Corp.	83,384	2,630,765

		4,930,709

Retailing – 10.9%
Amazon.com, Inc.	5,263	1,633,372
Netflix.com, Inc.	4,226	1,443,644
Target Corp.	24,015	1,822,979

		4,899,995

Consumer services – 8.7%
2U, Inc.	85,383	1,678,630
Panera Bread Co.	6,905	1,206,994
Starbucks Corp.	12,200	1,001,010

		3,886,634

Capital goods – 8.6%
Allison Transmission Holdings, Inc.	34,659	1,174,940
Continental Building Products	91,400	1,620,522
Neff Corp.	94,900	1,069,523

		3,864,985

Consumer durables and apparel – 7.1%
Helen of Troy, Ltd.	24,573	1,598,719
TRI Pointe Homes, Inc.	102,611	1,564,818

		3,163,537

Transportation – 5.5%
American Airlines Group, Inc.	21,669	1,162,108
XPO Logistics, Inc.	31,800	1,299,984

		2,462,092

1

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

Health care equipment and services – 4.3%
Express Scripts Holding Company	22,809	$1,931,238

		1,931,238

Energy – 3.1%
Frank’s International N.V.	43,707	726,847
Weatherford International plc	59,335	679,386

		1,406,233

Commercial and professional services – 2.8%
Covanta Holding Corp.	56,421	1,241,826

		1,241,826

Materials – 2.6%
Horsehead Holding Corp.	74,719	1,182,802

		1,182,802

Diversified financials – 2.1%
PRA Group, Inc.	16,238	940,667

		940,667

Telecommunication services – 2.0%
Zayo Group Holdings, Inc.	29,166	891,605

		891,605

Total United States (cost $29,493,841)		37,408,012

United Kingdom – 7.8%
Pharmaceuticals biotechnology and life sciences – 3.2%
GlaxoSmithKline plc	67,269	1,443,322

		1,443,322

Consumer durables and apparel – 2.3%
Persimmon plc	42,300	1,040,823

		1,040,823

Commercial and professional services – 2.3%
Rentokil Initial plc	532,513	1,005,320

		1,005,320

Total United Kingdom (cost $3,694,408)		3,489,465

2

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

China – 6.1%
Telecommunication services – 3.2%
China Mobile, Ltd.	124,782	$1,456,211

		1,456,211

Consumer durables and apparel – 2.9%
Haier Electronics Group Co., Ltd.	529,000	1,259,248

		1,259,248

Total China (cost $2,718,617)		2,715,459

Hong Kong – 4.1%
Consumer services – 4.1%
Nord Anglia Education, Inc.	97,279	1,856,083

		1,856,083

Total Hong Kong (cost $1,655,287)		1,856,083

Canada – 3.8%
Energy – 2.4%
Bankers Petroleum, Ltd.	113,500	319,442
Seven Generations Energy, Ltd.	49,829	752,404

		1,071,846

Consumer durables and apparel – 1.4%
Gildan Activewear, Inc.	11,485	649,477

		649,477

Total Canada (cost $1,588,469)		1,721,323

Germany – 2.9%
Materials – 2.9%
Orion Engineered Carbons SA	77,453	1,315,926

		1,315,926

Total Germany (cost $1,273,234)		1,315,926

Ireland – 2.5%
Capital goods – 2.5%
Fly Leasing, Ltd.	84,804	1,115,173

		1,115,173

Total Ireland (cost $1,264,007)		1,115,173

3

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

India – 2.3%
Food beverage and tobacco – 2.3%
Amira Nature Foods, Ltd.	72,716	$1,043,475

		1,043,475

Total India (cost $932,488)		1,043,475

Australia – 1.6%
Commercial and professional services – 1.6%
Mineral Resources, Ltd.	116,752	724,268

		724,268

Total Australia (cost $893,799)		724,268

Total common stocks (cost $43,514,150)		51,389,184

Preferred stocks – 1.9%
United States – 1.9%
Diversified financials – 1.9%
GMAC Capital Trust I	31,874	840,836

		840,836

Total preferred stocks (cost $757,008)		840,836

Total investments in securities, at fair value (cost $44,271,158)		$52,230,020

Derivative contract assets, at fair value

Forward contracts – 0.1%
Foreign currency – 0.1%
Japanese Yen		$30,269

		30,269

Total derivative contract assets, at fair value (cost $0)		$30,269

Derivative contract liabilities, at fair value

Equity swaps – 0.0%
United States – 0.0%
Diversified financials – 0.0%		$20,043

Blackstone Group, LP		20,043

Total derivative contract liabilities, at fair value (cost $0)		$20,043

4

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

Investment securities sold short, at fair value

Common stocks
United States – 18.2%
Capital goods – 3.0%
Hillenbrand, Inc.	384,883	$486,450
TASER International, Inc.	358,653	393,784
Colfax Corp.	471,574	456,962

		1,337,196

Pharmaceuticals biotechnology and life sciences – 2.9%
Myriad Genetics, Inc.	226,246	212,330
Exact Sciences Corp.	162,749	238,893
Keryx Biopharmaceuticals, Inc.	456,445	464,361
Pharmacyclics, Inc.	406,079	403,458

		1,319,042

Retailing – 2.7%
PetMed Express, Inc.	441,038	485,706
The Children Place, Inc.	388,889	416,099
TX Car-Mart America, Inc.	208,194	303,304

		1,205,109

Software and services – 2.6%
The Western Union Co.	555,461	596,403
Lending Club Corp.	348,721	367,609
Pandora Media, Inc.	202,522	199,696

		1,163,708

Consumer durables and apparel – 2.1%
Garmin Ltd.	480,105	478,904
Michael Kors Holdings, Ltd	504,133	470,425

		949,329

Materials – 1.6%
Louisiana-Pacifica Corp.	463,105	462,306
The Scotts Miracle-Gro Co.	216,307	254,702

		717,008

Diversified financials – 1.2%
Walter Investment Management Co.	693,855	556,947

		556,947

5

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

Health care equipment and services – 1.1%
DENTSPLY International, Inc.	459,341	$512,511

		512,511

Media – 1.0%
DIRECTV	316,730	468,180

		468,180

Total United States (proceeds $7,745,030)		8,229,030

Australia – 2.0%
Materials – 1.1%
Oriflame Holding AG	623,875	515,695

		515,695

Food and staples retailing – 0.9%
Woolworth’s Ltd.	457,814	407,511

		407,511

Total Australia (proceeds $1,081,689)		923,206

Canada – 1.7%
Transportation – 1.1%
Exchange Income Corp.	446,921	515,936

		515,936

Food and staples retailing – 0.6%
Metro, Inc.	181,999	257,193

		257,193

Total Canada (proceeds $628,920)		773,129

Belgium – 1.3%
Food and staples retailing – 1.3%
Colruyt Group N.V.	641,000	588,657

		588,657

Total Belgium (proceeds $641,000)		588,657

Luxembourg – 1.1%
Household & personal products – 1.1%
Oriflame Holding AG	780,731	477,254

		477,254

Total Luxembourg (proceeds $780,731)		477,254

6

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

Germany – 1.0%
Capital goods – 1.0%
MTU Aero Engines AG	443,589	$461,316

		461,316

Total Germany (proceeds $443,589)		461,316

Switzerland – 0.7%
Energy – 0.7%
Transocean, Ltd	462,485	294,270

		294,270

Total Switzerland (proceeds $462,485)		294,270

Denmark – 0.6%
Capital goods – 0.6%
Vestas Wind Systems	273,016	215,833

		215,833

Total Denmark (proceeds $273,016)		215,833

Japan – 0.4%
Software & services – 0.4%
mixi, Inc.	227,576	190,567

		190,567

Total Japan (proceeds $227,576)		190,567

Total common stocks (proceeds $12,284,036)		12,153,262

Exchange traded funds – 20.2%
United States
Domestic equity short exposure – 10.8%
Proshares Ultrapro QQQ	172,086	967,289
Direxion Daily Small Cap Bull	250,861	948,581
Direxion Daily Small Cap Bull 3x	220,360	1,055,535
Proshares Ultrapro Russell 2000	343,902	957,400
Proshares Ultrapro Mid Cap 400	308,666	920,340

		4,849,145

Semiconductor sector short exposure – 2.2%
Direxion Daily Semiconductor Bull 3x	224,559	982,029

		982,029

7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

Financial sector short exposure – 1.9%
Direxion Daily Financial Bull 3x	430,220	$840,080

		840,080

Real estate sector short exposure – 1.5%
Direxion Daily Real Estate Bull 3x	345,251	688,851

		688,851

Other long exposure – 1.1%
iPath S&P 500 VIX Short-Term Futures ETN	805,407	499,717

		499,717

Energy sector short exposure – 0.9%
Direxion Daily Energy Bull 3x	276,946	417,364

		417,364

Domestic equity long exposure – 0.5%
Direxion Daily Small Cap Bear	545,107	12,240
Direxion Daily S&P 500 Bear	294,057	27,398
Proshares Ultrapro Short Russell	415,150	83,430
Proshares Ultrapro Short Midcap	426,738	94,554
Proshares Ultrapro Short QQQ	484,700	26,468

		244,090

Financial sector long exposure – 0.4%
Direxion Daily Financial Bear 3x	1,047,785	182,511

		182,511

International equity – long exposure – 0.4%
Direxion Daily Emerging Market	495,852	172,358

		172,358

Real estate sector long exposure – 0.3%
Direxion Daily Real Estate Bear 3x	422,186	129,400

		129,400

Energy sector long exposure – 0.1%
Direxion Daily Energy Bear 3x	723,208	56,217

		56,217

Semiconductor sector long exposure – 0.1%
Direxion Daily Semiconductor Bear 3x	413,182	17,809

		17,809

Total United States (proceeds $8,645,604)		9,079,571

8

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	Shares/
	Principal Amount	Value

International equity – 1.1%
International equity short exposure – 1.1%
Direxion Daily Developed Markets Bull 3x	139,462	$122,916
Direxion Daily Emerging Markets Bull 3x	491,476	354,767

		477,683

International equity long exposure – 0.0%
Direxion Daily Developed Markets Bear 3x	138,887	19,767

		19,767

Total international equity (proceeds $769,825)		497,450

Total exchange traded funds (proceeds $9,415,429)		9,577,021

Total investment securities sold short, at fair value (proceeds $21,699,465)		$21,730,283

9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

Assets

Investments in securities, at fair value (cost $44,271,158)	$	52,230,020
Derivative contracts, at fair value		30,269
Due from brokers		15,628,119
Dividends and interest receivable		35,535
Other assets		8,927

Total assets		67,932,870

Liabilities and Partners’ Capital

Liabilities
Investment securities sold short, at fair value (proceeds $21,699,465)		21,730,283
Derivative contracts, at fair value		20,043
Capital withdrawals payable		1,172,066
Accrued expenses		157,717

Total liabilities		23,080,109

Partners’ capital		44,852,761

Total liabilities and partners’ capital	$	67,932,870

See notes to financial statements.

10

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

	General Partner	Limited Partners	Total

Partners’ capital, beginning of year	$3,568,474	$37,398,344	$40,966,818

Capital contributions	-	2,150,000	2,150,000
Capital withdrawals	-	(1,172,066)	(1,172,066)

Allocation of net income
Pro rata allocation	244,925	2,663,084	2,908,009
Special profit allocation to General Partner	532,617	(532,617)	-

	777,542	2,130,467	2,908,009

Partners’ capital, end of year	$4,346,016	$40,506,745	$44,852,761

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

Investment income

Dividends (net of foreign withholding taxes of $46,116)	$550,507
Interest income	51,485

Total investment income	601,992

Expenses

Dividends and interest	911,921
Management fee	597,109
Professional fees	152,551
Other expenses	18,046

Total expenses	1,679,627

Net investment loss	(1,077,635)

Realized and unrealized gain (loss) on investments

Net realized gain on securities and foreign currencies	4,605,143
Net change in unrealized appreciation (depreciation) on securities and foreign currencies	(581,604)
Realized gain on derivative contracts	97,585
Net change in unrealized appreciation (depreciation) on derivative contracts	(135,480)

Net gain on investments	3,985,644

Net income	$2,908,009

See notes to financial statements

12

STATEMENT OF CASH FLOWS

Thornburg Partners Fund, LP	Years Ended December 31, 2014 and 2013 (Unaudited)

	Year Ended	Year Ended
	December	December
	31, 2014	31, 2013

Cash flows from operating activities
Net income	$2,908,009	$7,844,800
Adjustments to reconcile net income to net cash provided by operating activities
Net realized gain on securities and foreign currencies	(4,605,143)	(5,752,484)
Net change in unrealized appreciation or depreciation on securities and foreign currencies	581,604	(2,086,007)
Net realized gain on derivative contracts	(97,585)	(1,017,224)
Net change in unrealized appreciation or depreciation on derivative contracts	135,480)	-
Bond cost accretion	-
Purchases of investments in securities	(48,538,466)	(33,548,649)
Proceeds from sales of investments in securities	41,323,845	32,135,681
Premiums received on derivative contracts	-	248,327
Proceeds from securities sold short	17,024,700	8,513,831
Payments to cover securities sold short	(12,653,833)	(7,798,767)
Changes in operating assets and liabilities
Due from or to brokers	1,758,233	(2,896,411)
Dividends and interest receivable	(29,140)	(2,975)
Other assets	(3,531)	(1,875)
Accrued expenses	45,827	6,169

Net cash provided (used) by operating activities	(2,150,000)	(4,355,584)

Cash flows from financing activities
Capital contributions, net of capital contributions received in advance	2,150,000	5,200,000
Capital withdrawals, net of capital withdrawals payable	-	(844,416)

Net cash provided by financing activities	2,150,000	4,355,584

Net change in cash	-	-

Cash, beginning and end of year	$-	$-

Supplemental disclosure of cash flow information

Cash paid during the year for interest	$658,487	$686,415

See notes to financial statements.

13

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

1.   Nature of operations and summary of significant accounting policies

Nature of Operations

Thornburg Partners Fund, L.P. (the “Partnership”), a Delaware limited partnership, commenced operations on February 1, 2008. The Partnership was organized for the purpose of principally, but not solely, trading and investing in equities and equity-related securities that are traded publicly in U.S. and non-U.S. markets. The Partnership is managed by Thornburg Investment Management, Inc. (the “General Partner”), a Delaware corporation that is registered as an investment adviser with the Securities and Exchange Commission. Refer to the Partnership’s offering memorandum for more information.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

The Partnership is an investment company and is applying the guidance in Topic 946 of the Financial Accounting Standards Board’s Accounting Standards Codification.

These financial statements were approved by management and available for issuance on April 9, 2015. Subsequent events have been evaluated through this date.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuation based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

14

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

1. Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy (continued)

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in securities and securities sold short that are freely tradable and are listed on major securities exchanges are valued at their last reported sales price as of the valuation date.

Many over-the-counter (“OTC”) contracts have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. For securities whose inputs are based on bid-ask prices, the Partnership’s valuation policies do not require that fair value always be a predetermined point in the bid-ask range. The Partnership’s policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price if held long, and last reported “ask” price if sold short.

To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

15

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

1. Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Derivative Contracts

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net gain on investments in the statement of operations.

Option contracts

The fair value of options which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business. Depending on the frequency of trading, options are generally categorized in Level 1 or 2 of the fair value hierarchy.

Forward contracts

Forward contracts are traded on the OTC market. The fair value of forward contracts is valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

Swap contracts

Swap contracts are traded on the OTC market. The fair value of swap contracts are recorded at the contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets or liabilities underlying the swap contracts, which are typically equity securities and/or commodities, and is consistent with the valuation procedures discussed previously. Swap contracts are categorized in Levels 2 or 3 of the fair value hierarchy.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain on investments in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Discounts and premiums on debt instruments purchased are amortized or accreted over the lives of the respective debt instruments.

16

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

1.   Nature of operations and summary of significant accounting policies (continued)

Offsetting of Amounts Related to Certain Contracts

The Partnership offsets fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting arrangement.

The Partnership has elected not to offset fair value amounts recognized for cash collateral receivables against fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. At December 31, 2014, the Partnership had cash collateral receivables of $260,000 with derivative counterparties under the same master netting arrangement.

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. Further, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by major taxing authorities during the three year period prior to the period covered by these financial statements.

In accordance with GAAP, the Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2014. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

17

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

2.   Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets and liabilities measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks	$51,389,184	$-	$-	$51,389,184
Preferred stocks	840,836	-	-	840,836
Total investments in securities	52,230,020	-	-	52,230,020

Derivative contracts
Forward contracts	-	30,269	-	30,269

Total assets at fair value	$52,230,020	$30,269	$-	$52,260,289

Liabilities (at fair value)

Securities sold short
Common stocks	$12,153,262	$-	$-	$12,153,262
Exchange traded funds	9,577,021	-	-	9,577,021
Total securities sold short	21,730,283	-	-	21,730,283

Derivative contracts
Swap contracts	-	20,043	-	20,043

Total liabilities at fair value	$21,730,283	$20,043	$-	$21,750,326

Refer to the condensed schedule of investments for disaggregation of investments in securities, derivative contracts and securities sold short.

3.   Due from brokers

Due from broker includes cash balances held with brokers, receivables and payables from unsettled trades, margin borrowings, and collateral on derivative transactions. Amounts due from broker may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Partnership’s securities transactions, money or margin balances and security positions are transacted with Goldman Sachs & Co. (the “Broker”). The Partnership is subject to credit risk to the extent that any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of such brokers and does not anticipate any losses from this counterparty.

At December 31, 2014 due from broker includes payables of approximately $62,000 related to unsettled trades.

18

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

4.   Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s primary underlying risks due to derivative activities and exposure to derivative contracts are foreign currency exchange rate risk, commodity price risk and equity price risk.

Option Contracts

The Partnership is subject to equity, commodity price and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Partnership may enter into options to speculate on the price movements of the financial instrument, commodity, or currency underlying the option, or for use as an economic hedge against certain positions held in the Partnership’s portfolio holdings. Option contracts purchased give the Partnership the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate the Partnership to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. When the Partnership writes an option, an amount equal to the premium received by the Partnership is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Options written by the Partnership may expose the Partnership to market risk of an unfavorable change in the financial instrument underlying the written option.

For some OTC options, the Partnership may be exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Partnership is the fair value of the contracts and the premiums paid to purchase its open option contracts. In these instances, the Partnership considers the credit risk of the intermediary counterparty to its option transactions in evaluating potential credit risk.

Swap Contracts

The Partnership may enter into various swap contracts (or “swaps”), including but not limited to commodity swaps, interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategies. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

During the term of the swap contract, changes in value are recognized as unrealized gains or losses by marking the contracts at fair value. Additionally, the Partnership records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made at the end of each measurement period. In addition to realized gains (losses) and the change in unrealized gains (losses), periodic interest expense and/or income is also reflected in net gain on investments in the statement of operations.

19

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

The following table displays the outstanding derivative contracts at December 31, 2014:

Outstanding Derivative Contracts to Buy or Sell at December 31, 2014

Contract	Buy/	Counter	Notional	Contract		Unrealized
Description	Sell	Party*	Amount	Value Date	Value	Appreciation		Depreciation

Total return swaps

Blackstone Group, LP(a)	Buy	GS	1,329,519	2/19/2015	(20,043)		$-	$(20,043)

Total							$-	$(20,043)

Net unrealized appreciation (depreciation)						$		$(20,043)

*Counterparties include Goldman Sachs International (“GS”).

(a) The Partnership receives appreciation or pays depreciation from or to the counterparty at each valuation measurement date. Additionally, periodic interest expense is paid or interest income is received to or from the counterparty at the rate of LIBOR plus 90 basis points through the final valuation date of the contract.

Forward Contracts

The Partnership enters into forward contracts to hedge itself against foreign currency exchange rate risk for some of its foreign currency denominated assets and liabilities due to adverse foreign currency fluctuations against the U.S. dollar. In considering the degree of hedging to employ, the Partnership evaluates the need for hedging on a security-by-security basis, and may hedge when it believes there is significant risk of a material adverse movement.

Forward currency transactions are contracts or agreements for delayed delivery of specific currencies in which the seller agrees to make delivery at a specified future date of specified currencies. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates

The following table displays the outstanding forward contracts at December 31, 2014:

Outstanding Forward Contracts to Buy or Sell at December 31, 2014

				Contract
Contract	Buy/	Counter	Notional	Value		Unrealized
Description	Sell	Party*	Amount	Date	Value	Appreciation		Depreciation

Japanese Yen	Buy	SSB	155,307,800	3/12/2015	1,429,089	$		$(133,724)

Japanese Yen	Sell	SSB	155,307,800	3/12/2015	1,459,358		163,993	-

Total							$163,993	$(133,724)

Net unrealized appreciation (depreciation)							$30,269

*Counterparties include State Street Bank and Trust Co. (“SSB”).

20

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

4.   Derivative contracts (continued)

Volume of Derivative Activities

At December 31, 2014, the volume of the Partnership’s derivative activities based on their notional amounts and number of contracts, categorized by primary underlying risk, are as follows:

	Long exposure		Short exposure
Primary underlying risk	Notional amounts	Number of contracts	Notional amounts	Number of contracts

Equity price
Swap contract	$1,329,519	1	$-	-

Foreign currency exchange rate
Forward contracts	1,459,358	1	(1,429,089)	1

Total	$2,788,877	2	$(1,429,089)	1

The Partnership considers the volume of derivative activities at December 31, 2014, to be an accurate representation of the volume of derivative activities during the year.

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2014. Balances are presented on a gross basis. The following table also identifies the net gain (loss) amounts included in the statement of operations as net gain on investments, categorized by primary underlying risk, for the year ended December 31, 2014:

Primary underlying risk	Derivative assets	Derivative liabilities	Amount of realized gain (loss)	Amount of unrealized gain (loss)

Equity price
Swap contract	$-	$20,043	$(7,827)	$(75,662)

Foreign currency exchange rate
Forward contracts	30,269	-	105,412	(59,818)

Total	$30,269	$20,043	$97,585	$(135,480)

5.   Offsetting assets and liabilities

The Partnership is required to disclose the impact of offsetting assets and liabilities represented in the statement of financial condition to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities

21

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

are financial instruments and derivative instruments that are either subject to an enforcable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Partnership to another party are determinable, the Partnership has the right to set off the amounts owed with the amounts owed by the other party, the Partnership intends to set off, and the Partnership’s right of setoff is enforceable at law.

As of December 31, 2014, no gross amounts of financial instruments, derivatives, or amounts subject to offset under applicable master netting arrangements were offset in the statement of financial condition. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Partnership against applicable liabilities or payment obligations of the Partnership to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Partnership against any collateral sent to the Partnership.

6.   Securities sold short

The Partnership is subject to certain inherent risks arising from its investing activities of selling securities short. The ultimate cost to the Partnership to acquire these securities may exceed the liability reflected in these financial statements.

7.   Partners’ capital

In accordance with the limited partnership agreement, profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership.

The General Partner receives a special profit allocation with respect to each limited partner of 20% of the amount by which profits (including realized and unrealized gains and losses) of the Partnership otherwise allocable to that limited partner in the applicable measurement period exceed that limited partner’s unrecouped losses.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Partnership. A limited partner may, however, on at least 30 days’ notice to the General Partner and subject to certain restrictions, as specified in the limited partnership agreement, withdraw all or part of its capital account balance as of the last day of any fiscal quarter. Additionally, there is a 5% withdrawal fee if a limited partner withdraws any funds before the day preceding the first anniversary of its admission to the Partnership.

Capital withdrawals payable represent amounts due to partners based on withdrawals effective through December 31, 2014.

8.   Related party transactions

The Partnership pays the General Partner a management fee, calculated and payable quarterly in advance, equal to 0.375% of each limited partner’s capital account determined as of the beginning of each fiscal quarter.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2014 is approximately $34,269,000.

For the year ended December 31, 2014, the General Partner received a special profit allocation which is discussed in Note 7.

22

NOTES TO FINANCIAL STATEMENTS

Thornburg Partners Fund, LP	December 31, 2014 (Unaudited)

9.   Administrative fee

International Fund Services serves as the Partnership’s administrator (the “Administrator”) and performs certain administrative and clerical services on behalf of the Partnership, including maintaining the register of partners, disseminating monthly reports, and keeping such books and records as are required by law. For the year ended December 31, 2014, the Partnership paid $75,000 to the Administrator for these services and this amount is included as professional fees on the statement of operations.

10.   Financial highlights

Financial highlights for each of the prior four years and the year ended December 31, 2014 are as follows:

		Year Ended December 31,
	2014	2013	2012	2011	2010

Total return
Total return before special profit allocation to General Partner	6.8%	27.2%	21.6%	1.6%	2.8%
Special profit allocation to General Partner	-1.3%	-5.5%	-4.3%	-0.3%	-0.5%

Total return after special profit allocation to General Partner	5.5%	21.7%	17.3%	1.3%	2.3%

Ratio to average Limited Partners’ capital
Expenses (including dividends and interest)	4.0%	4.2%	4.5%	4.6%	4.5%
Special profit allocation to General Partner	1.3%	4.8%	3.8%	0.3%	0.5%

Expenses and reallocation to General Partner	5.3%	9.0%	8.3%	4.9%	5.0%

Net investment loss	-2.6%	-3.2%	-3.6%	-3.8%	-2.6%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, different special profit allocation and management fee arrangements, and the timing of capital transactions. The net investment loss ratio does not reflect the effects of the special profit allocation to the General Partner.

23

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Limited Term Trust, Agreement and Declaration of Trust, June 3, 1987, incorporated by reference from Registrant’s Registration Statement on Form N-1A, filed June 12, 1987.

	(2)

First Amendment and Supplement to Agreement and Declaration of Trust, August 11, 1987, incorporated by reference from Registrant’s pre-effective amendment no. 1 to its Registration Statement on Form N-1A, filed October 28, 1987.

	(3)

Second Amendment and Supplement to Agreement and Declaration of Trust, October 28, 1987, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A, filed March 3, 1988.

	(4)

Third, Fourth, Fifth, Sixth and Seventh Amendments to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 13 to its Registration Statement on Form N-1A, filed December 3, 1993.

	(5)	Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 17 to its Registration Statement on Form N-1A, filed July 27, 1994.

	(6)

Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 20 to its Registration Statement on Form N-1A, filed on July 5, 1995.

	(7)

Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 22 to its Registration Statement on Form N-1A, filed October 2, 1995.

	(8)

First Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 26 to its Registration Statement on Form N-1A, filed May 6, 1996.

	(9)

Eleventh and Twelfth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 29 to its Registration Statement on Form N-1A, filed March 14, 1997.

	(10)

Thirteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 33 to its Registration Statement on Form N-1A, filed March 10, 1998.

	(11)

Fourteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 43 to its Registration Statement on Form N-1A, filed October 13, 2000.

	(12)

Fifteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 44 to its Registration Statement on Form N-1A, filed January 29, 2001.

(13)

Sixteenth and Seventeenth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 51 to its Registration Statement on Form N-1A, filed October 17, 2002.

(14)

Second Supplement to Amended and Restated Designation of Series (as corrected), incorporated by reference from Registrant’s post-effective amendment no. 54 to its Registration Statement on Form N-1A, filed on June 27, 2003.

(15)

Eighteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 5 to its Registration Statement on Form N-1A, filed on December 31, 2003.

(16)

Nineteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(17)

Third Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(18)

Form of Twentieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 65 to its Registration Statement on Form N-1A, filed on November 16, 2006.

(19)

Fourth Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 66 to its Registration Statement on Form N-1A, filed on January 24, 2007.

(20)

Form of Twenty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 67 to its Registration Statement on Form N-1A, filed on October 5, 2007.

(21)

Twenty-Second Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 70 to its Registration Statement on Form N-1A, filed on November 26, 2008.

(22)

Form of Twenty-Third Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 71 to its Registration Statement on Form N-1A, filed on December 23, 2008.

(23)

Form of Twenty-Fourth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 73 to its Registration Statement on Form N-1A, filed on October 2, 2009.

(24)

Form of Twenty-Fifth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 88 to its Registration Statement on Form N-1A, filed on October 15, 2013.

(25)

Twenty-Sixth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 90 to its Registration Statement on Form N-1A, filed on December 26, 2013.

(26)

Twenty-Seventh Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 95 to its Registration Statement on Form N-1A, filed January 29, 2015.

(27)

Twenty-Eighth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 99 to its Registration Statement on Form N-1A, filed July 15, 2015.

(28)

Form of Twenty-Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 99 to its Registration Statement on Form N-1A, filed July 15, 2015.

(29)

Form of Thirtieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 103 to its Registration Statement under the Investment Company Act of 1940, filed on Form N-1A on September 24, 2015.

(30)

Thirty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

(b)

By-laws of Thornburg Investment Trust (December 8, 2014), incorporated by reference from Registrant’s post-effective amendment no. 95 to its Registration Statement on Form N-1A, filed on January 29, 2015.

(c)	None.

(d)

Second Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 63 to its Registration Statement on Form N-1A, filed November 30, 2005.

(e)	Second Restated Distribution Agreement, filed herewith.

(f)	None.

(g)	(1)

Form of Custodian Agreement between Registrant and State Street Bank and Company, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A, filed October 28, 1987.

(2) Amendment to Custodian Contract, incorporated by reference from Registrant’s post-effective amendment no. 45 to its Registration Statement on Form N-1A, filed August 25, 2001.

(h)	(1)

Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987.

(2)

Form of Subscription to Shares by Thornburg Management Company, Inc., incorporated by reference from Registrant’s post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992.

	(3)	Second Restated Administrative Services Agreement (Class A, C, D, R3 and R4 Shares, filed herewith.

	(4)	Second Restated Administrative Services Agreement (Class I and R5 Shares), filed herewith.

	(5)	Form of Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc., Thornburg Securities Corporation and Thornburg Investment Trust, filed herewith.

	(6)	Form of Indemnification Agreement, incorporated by reference from Registrant’s post-effective amendment no. 86 to its Registration Statement on Form N-1A filed on January 29, 2013.

(i)	(1)	Opinion of counsel as to legality of new shares, incorporated by reference from Registrant’s post-effective amendment no. 65 to its Registration Statement on Form N-1A, filed on November 16, 2006.

(2)

Opinion of counsel as to legality of new shares of Thornburg Long/Short Equity Fund, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016, in which the opinion of counsel was identified as Exhibit (j)(2).

(j)	(1)	Consent of PricewaterhouseCoopers LLP, filed herewith.

	(2)	Consent of KPMG LLP with respect to the 2015 and 2014 audited financial statements of Thornburg Partners Fund, L.P., filed herewith

	(3)	Consent of counsel, filed herewith.

(k)	None.

(l)	None.

(m)	(1)	Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Service Plan), filed herewith.

	(2)	Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Distribution Plan), filed herewith.

(n)

Thornburg Investment Trust Amended and Restated Plan for Multiple Class Distribution, September 13, 2016, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statement on Form N-1A, filed October 14, 2016.

(o)	Reserved

(p)	(1)

Personal Securities Transactions Policy of Thornburg Investment Management, Inc., Thornburg Investment Trust and Thornburg Securities Corporation, incorporated by reference from Registrant’s post-effective amendment no. 78 to its Registration Statement on Form N-1A, filed on November 30, 2011.

(2)

Thornburg Investment Trust Code of Business Conduct and Ethics (as revised to December 6, 2009), incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

(q)	(1)	Power of Attorney of David A. Ater, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(2)	Power of Attorney of David D. Chase, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(3)	Power of Attorney of Susan H. Dubin, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(4)	Power of Attorney of Brian J. McMahon, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(5)	Power of Attorney of Garrett Thornburg, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(6)	Power of Attorney of Owen D. Van Essen, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(7)	Power of Attorney of James W. Weyhrauch, incorporated by reference from Registrant’s post-effective amendment no. 75 to its Registration Statement on Form N-1A, filed November 23, 2010.

	(8)	Power of Attorney of Sally Corning, incorporated by reference from Registrant’s post-effective amendment no. 84 to its Registration Statement on Form N-1A, filed May 17, 2012.

	(9)	Power of Attorney of Jason Brady, incorporated by reference from Registrant’s post-effective amendment no. 86 to its Registration Statement on Form N-1A, filed January 29, 2013.

	(10)	Power of Attorney of David L. Gardner, incorporated by reference from Registrant’s post-effective amendment no. 100 to its Registration Statement on Form N-1A, filed October 7, 2015.

(11)	Power of Attorney of Nimish Bhatt, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

Item 29. Persons Controlled By or Under Common Control With Registrant.

Not applicable.

Item 30. Indemnification.

(1)     Section 10.2 of Thornburg Investment Trust’s Agreement and Declaration of Trust generally provides that each of the Trust’s officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust’s best interest.

(2)     Section 8 of the Trust’s Second Restated Distribution Agreement generally provides that the Trust will indemnify Thornburg Securities Corporation (TSC), its officers and directors, and its controlling persons against liabilities and expenses incurred because of any alleged untrue statement of material fact contained in the Registration Statement, Prospectus or annual or interim reports to shareholders, or any alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, except where (i) the untrue statement or omission arises from information furnished by TSC, or (ii) to the extent the prospective indemnitee is an officer, trustee or controlling person of the Trust, the indemnification is against public policy as expressed in the 1933 Act, or (iii) the liability or expense arises from TSC’s willful misfeasance, bad faith, gross negligence, reckless performance of duties, or reckless disregard of its obligations and duties under the Distribution Agreement. Further, TSC agrees to indemnify the Trust, its officers and trustees, and its controlling persons in certain circumstances.

(3)     The Trustees and officers of the Trust are insured under the terms of a directors and officers liability insurance policy (the “Trust’s policy”). In addition, the directors and officers of Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) are insured under the terms of a directors and officers liability insurance policy (“Thornburg’s policy”). Under each of the Trust’s policy and Thornburg’s policy, the persons to whom insurance is provided are referred to as “insureds.” These policies cover amounts, up to the relevant limits of liability, which an insured becomes legally obligated to pay by reason of any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted or allegedly committed or attempted in the performance of the insured’s duties as a director, Trustee or officer (such acts collectively referred to as “Wrongful Acts”). The Trust’s policy and Thornburg’s policy also cover the Trust and Thornburg, respectively, to the extent that such entity indemnifies its directors, Trustees or officers for amounts which those individuals have become legally obligated to pay by reason of a Wrongful Act. The coverage under both the Trust’s policy and Thornburg’s policy excludes, among other things, amounts that an insured becomes legally obligated to pay by reason of conduct which constitutes a deliberately fraudulent act or omission or a willful violation of any statute or regulation.

The Trust has also entered into a separate indemnification agreement with each Trustee of the Trust. Pursuant to that agreement, the Trust, in respect of the appropriate Fund, has agreed to indemnify each Trustee and to the fullest extent permitted by law against all judgments, fines, penalties, amounts paid or payable in settlement and other liabilities arising from, and against all expenses incurred or paid in connection with, any proceeding in which the Trustee becomes involved as a party or otherwise by virtue of his having been a Trustee, or in any other capacity in which he serves or has served the Trust.

The application of the foregoing provisions and agreements is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

See “MANAGEMENT” in the Statement of Additional Information.

Item 32. Principal Underwriters.

(a)     The principal underwriter for the Registrant will be Thornburg Securities Corporation (“TSC”). TSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. TSC was formed for the primary purpose of distributing the shares of the Registrant’s series and other registered investment companies sponsored by its affiliates.

(b)     The address of each of the directors and officers of TSC is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

	Positions and	Positions and
	Offices	Offices
Name ---------------------------	with TSC ------------------	with Registrant ---------------
Garrett Thornburg	Chairman	Trustee; Chairman
Nimish Bhatt	Chief Financial Officer;	Treasurer
Treasurer
Jason Brady	Vice President	President
Shawn Lee	Secretary	None
Robert McInerney	President	None
Brian McMahon	Vice President	Trustee; Vice Chairman
Leigh Moiola	Vice President	Vice President
Sasha Wilcoxon	Vice President	Vice President/Secretary

(c)     Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of State Street Bank and Trust Company, at 2 Avenue De Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services.

The Registrant and Thornburg Investment Management, Inc. (“Thornburg”) have agreed that Thornburg will perform for the Registrant certain telephone answering services previously performed by the Registrant’s transfer agent, Boston Financial Data Services, Inc. (“BFDS”). These telephone services include answering telephone calls placed to the Registrant or its transfer agent by shareholders, securities dealers and others through the Registrant’s toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Registrant’s current prospectuses, and performing such other, similar functions as the Registrant may reasonably prescribe from time to time. The Registrant will pay one dollar for each telephone call, which was the charge previously imposed by the Registrant’s transfer agent for this service. The Registrant’s transfer agent will no longer charge for this service. The Registrant understands that (i) the telephone answering service provided by Thornburg will be superior to that previously provided by the transfer agent because Thornburg will devote greater attention to training the telephone personnel, and those personnel will have immediate access to the Registrant’s and Thornburg’s management, (ii) the per-call charge imposed upon the Registrant for this service will be no greater than that charged by the Registrant’s transfer agent, and (iii) Thornburg will not receive any profit from providing this service. The Registrant will reimburse Thornburg for a portion of the depreciation on certain telephone answering equipment purchased by Thornburg to render the described services. The Registrant accrued $20,688, $20,688, and $20,688 payable to Thornburg under the described arrangements in the fiscal years ended September 30, 2014, September 30, 2015, and September 30, 2016, respectively. It is not believed that these arrangements constitute a management-related services agreement.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Santa Fe and State of New Mexico on December 28, 2016.

The Registrant represents that this post-effective amendment no. 107 (i) is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectuses filed herein (other than one listed in paragraph (b)(1)(i)) has occurred since the latest date specified in paragraph (b)(2) of Rule 485, and (ii) meets all of the requirements for effectiveness under paragraph (b) of Rule 485.

THORNBURG INVESTMENT TRUST
Registrant

By	* -------------------------------------
Jason Brady, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*
-------------------------------------

Jason Brady, President and principal executive officer

*
-------------------------------------

Nimish Bhatt, Treasurer and principal financial and accounting officer

*
-------------------------------------

Garrett Thornburg, Trustee and Chairman

*
-------------------------------------

David A. Ater, Trustee

*
-------------------------------------

David D. Chase, Trustee

*
-------------------------------------

Sally Corning, Trustee

*
-------------------------------------

Susan H. Dubin, Trustee

*
-------------------------------------

David L. Gardner, Trustee

*
-------------------------------------

Brian J. McMahon, Trustee and Vice Chairman

*
-------------------------------------

Owen D. Van Essen, Trustee

*
-------------------------------------

James W. Weyhrauch, Trustee

* By:	/s/ Charles W.N. Thompson, Jr.
Charles W. N. Thompson, Jr.
Attorney-in-Fact

Date: December 28, 2016

INDEX TO EXHIBITS

(e)	Second Restated Distribution Agreement.

(h)(3)	Second Restated Administrative Services Agreement (Class A, C, D, R3 and R4 Shares).

(h)(4)	Second Restated Administrative Services Agreement (Class I and R5 Shares).

(h)(5)	Form of Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc., Thornburg Securities Corporation and Thornburg Investment Trust.

(j)(1)	Consent of PricewaterhouseCoopers LLP.

(j)(2)	Consent of KPMG LLP with respect to the 2015 and 2014 audited financial statements of Thornburg Partners Fund, L.P.

(j)(3)	Consent of counsel.

(m)(1)	Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Service Plan).

(m)(2)	Second Restated Plan of Distribution Pursuant to Rule 12b-1 (Second Restated Distribution Plan).